UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23220

Fiera Capital Series Trust

(Exact name of registrant as specified in charter)

375 Park Avenue, 8th Floor

New York, New York 10152

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Copy to:

Stephen A. McShea

Fiera Capital Inc.

375 Park Avenue, 8th Floor

New York, New York 10152

George M. Silfen, Esq.

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Registrant's telephone number, including area code: (212) 300-1600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Fiera Capital Small/Mid-Cap Growth Fund

Fiera Capital International Equity Fund

Fiera Capital Global Equity Fund

Fiera Capital U.S. Equity Long-Term Quality Fund

Each, a series of Fiera Capital Series Trust

Annual Report

March 31, 2022

Fiera Capital Series Trust

Table of Contents

Management Discussion and Fund Performance	2
Fiera Capital Small/Mid-Cap Growth Fund	2
Fiera Capital International Equity Fund	5
Fiera Capital Global Equity Fund	8
Fiera Capital U.S. Equity Long-Term Quality Fund	10
Portfolio Composition	12
Schedules of Investments	14
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	25
Notes to the Financial Statements	31
Report of the Independent Registered Public Accounting Firm	41
Expense Example	43
Additional Information	45
Approval of Investment Advisory and Sub-Advisory Agreements	49
Statement Regarding Liquidity Risk Management Program	53
Privacy Notice	54

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance March 31, 2022 (Unaudited)

For the period April 1, 2021 to March 31, 2022, the Fiera Capital Small/Mid-Cap Growth Fund returned 2.85% for Institutional class, and 2.64% for Investor class (net of fees). The Fund outperformed its category benchmark, the Russell 2500 Growth Index, which returned -10.12% for the same period.

PHILOSOPHY

We believe that the best way to provide value-added returns is to identify companies that exhibit certain favorable fundamental advantages and benefit from secular growth trends, allowing us to structure the portfolio in high-conviction areas of longer-term sustainable growth. Embedded in our portfolio construction is the recognition of companies at different stages of their growth cycle, which we designate as “stable” and “emerging” growth stocks. We believe that having a spectrum of growth companies ranging from those that are truly innovative and growing rapidly to those that are more established, can provide relative stability while allowing the opportunity to drive outperformance versus our benchmark and peers over time.

MARKET ENVIRONMENT

The past 12 months saw a fair amount of volatility both in the equity markets and fixed income markets. The period began with a violent rotation into Growth during the second quarter of 2021 to the shock of the Russia’s invasion of Ukraine by the end of the 1st Qtr of 2022. During this period, the larger market cap indices outperformed the lower market cap indices by a wide margin. For instance, the Dow Jones Industrial Average was +7.1% and the broader S&P 500 returned 15.6%. During the same period the smaller Russell 2500 Growth returned (10.1%).

For most of the past 18 months, the quasi-defensive nature of growth stocks came under pressure as the macroeconomic environment changed. Since the COVID-19 vaccine announcement and the accelerated roll-out of the vaccine in United States, we seem to be in the throes of a regime shift. At the beginning of the period, the positive economic backdrop appeared to boost confidence in equity markets, resulting in a steeper yield curve, and providing a tailwind for cyclical stocks as well as for those that have been hardest hit because of the COVID-19 pandemic. This was the case during the 2nd quarter of 2021.

A significant development during the third quarter of 2021 was the resetting of inflation expectations and the jump in 10-year yield of 20 basis points in a matter of 10 days (US Treasury note jumped from 1.30% to 1.50% in a 10-day span). As expected, as the yields went up, the long duration assets, mainly high growth, high multiple growth stocks, lagged while the value/cyclicals securities fared better. During the pandemic, consumer savings has risen dramatically to around $2 trillion (or about 16% a year of spending compared to 4% nominal trend growth during the last cycle). It remains to be seen if the savings is precautionary or if the excess liquidity is likely to be spent.

The travails of forecasting were in full bloom in the fourth quarter of 2021 as the consensus was far too pessimistic on earnings and corporate profitability. The pandemic and the resulting monetary and fiscal responses it provoked baffled the soothsayers on Wall Street. Analysts were expecting earnings in the $175 range at the beginning of the year. By year’s end, actual S&P Earnings were closer to $220 driven by a booming top-line growth of 17%, which has been the best in almost four decades. Margins were pushed higher by improvements at the gross level as capital spending was restrained and selling, general, and administrative expenses stabilized resulting in strong earnings leverage.

As the short-term rates increased during the first quarter of 2022, the outlook of the market changed when the 10-year Treasury Yield started topping 2.25%. The curve has flattened and even inverted at times reflecting a slowdown in the economy. The recent spike in mortgage rates was the largest relative move in a six-month time span over a 50-year period. This has happened in the face of low vacancy rates and inventories, increasing rents and higher wages. We believe something must give – either the Fed is behind the curve and needs to become more hawkish resulting in a policy error or we are overstating the inflationary impulse in the system. We expect volatility in the financial markets over the next few months as the markets digest the conflicting signals. At the same time, we are seeing unprecedented pace of innovation driving secular growth in Technology and Healthcare providing us with an ample number of interesting opportunities.

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance – Continued March 31, 2022 (Unaudited)

PERFORMANCE (YEAR)

On a trailing one-year basis, the Fund exhibited strong performance, beating the Russell 2500 Growth benchmark by 1276 bps (2.64% vs -10.12%). Both stock selection and sector allocation were contributors to overall performance. Stock selection was the primary driver with positive contribution from Healthcare, Technology, Materials, Energy, Financial and Industrials. Real Estate and Utilities, where we do not have any positions, detracted from performance.

On an individual security basis, five of the top performers that provided excess contribution to overall return in the Fund were Devon Energy (DVN) +170%, Mosaic (MOS) +110%, Fortinet (FTNT) +85%, Arista Networks (ANET) +84% and MongoDB +65%. The bottom five performers were Guardant Health (GH) -56%, Veracyte (VCYT) -48%, Restoration Hardware (RH) -45%, Zentalis (ZNTL) -39% and Etsy (ETSY) -38%.

Outlook

As of the end of the fiscal year period, the effects of the global shocks mainly driven by a hawkish Fed and Russia’s invasion of Ukraine took hold. Russia and Ukraine, being key exporters of commodities, contributed to the already surging inflation expectations. Product shortages due to supply chain disruptions, as well as the pent-up demand from lifting Covid restrictions and government transfer payments after the pandemic, had caused the initial increase in inflation. Headline inflation rate, as measured by Consumer Price Index, hit 7.9% in February 2022 raising alarm bells at the Federal Reserve. The Fed raised interest rates by 0.25 basis points, but the market expectations have ratcheted up for possibly six-to-eight increases in Fed Funds rates over the next few meetings.

Index Definition Key

●	Dow Jones Industrial Average Index is a stock market index that measures the stock performance of 30 large companies listed on stock exchanges in the United States.

●

The Consumer Price Index (CPI) represents the monthly change in prices paid by U.S. consumers and is calculated based on a weighted average of prices for specific goods and services representative of aggregate U.S. consumer spending.

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance – Continued March 31, 2022 (Unaudited)

Small/Mid-Cap Growth Fund

Results of a $1,000,000 Investment*

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	APSGX	31660Q702	06/29/12	1.16%	1.05%
Investor	APSRX	31660Q603	02/12/18	1.41%	1.30%

The table references expense ratios per the prospectus dated July 29, 2021. The net expense ratios reflect contractual expense limitations agreed to by the Fund and Adviser, which will continue through October 31, 2022. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information*

Share Class	1 Year	3 Year	5 Year	Since Inception
Institutional Class	2.85%	20.40%	17.21%	14.90%
Investor Class	2.64%	20.10%	—%	15.99%
Fund Benchmark
Russell 2500 Growth Index(1)	(10.12)%	12.99%	13.22%	13.68%(2)

(1)	Primary benchmark.

(2)	Benchmark since inception returns reflect Institutional Class inception date.

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $1,000,000 in the Institutional Class shares of the Fund from inception date to March 31, 2022.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

*

The Apex Small/Mid-Cap Growth Fund (the “Apex Fund”), a series of the Ultimus Managers Trust with an inception date of 6/29/12, was reorganized into the Fund as of 2/12/18. The Fund has the same investment objective and investment team, and substantially similar fundamental investment policies, principal investment strategies and risks as the Apex Fund.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data that is current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible.

The Fund invests primarily in small- and mid- capitalization equity securities which, like all equity securities, carry the potential for unpredictable drops in value and periods of lackluster performance. Small- and mid- capitalization companies may involve greater risks than large capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Small- and mid- capitalization companies may be subject to greater price fluctuations and be less liquid compared to larger capitalization companies. The Fund’s investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit and financial reporting and disclosure standards. In addition, the Fund’s foreign investments may be subject to adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, political or social instability, including military action or conflict, and nationalization of companies or industries.

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance March 31, 2022 (Unaudited)

For the period April 1, 2021 to March 31, 2022, the Fiera Capital International Equity Fund returned 5.16% for Institutional class, 4.91% for Investor class, and 5.39% for Z class (net of fees). The Fund outperformed its category benchmark, the MSCI EAFE Index, which returned 1.16% for the same period.

Investment Philosophy

The Fund seeks to achieve capital appreciation. It is invested in a portfolio of the Global Equity Team’s highest conviction ideas from international developed countries and select emerging markets. This research-focused approach seeks to identify what we believe are best of breed companies in an industry with a sustainable competitive advantage and growth potential, that operate with high barriers to entry and a history of stable profit margins with little dependence on financial leverage, trading at what we believe are attractive valuations.

Market Review and Positioning

Global equity markets continued to rise until the end of 2021 despite increasing inflationary pressures, with fading pandemic concerns, ramped-up vaccine rollouts and easing of restrictions, although markets were marked by increased volatility as they reacted to uncertainties surrounding the Chinese real estate sector, as well as regulatory crackdowns. Moreover, talks of the Federal Reserve’s tapering its asset purchases progressed. As we entered 2022, Russia’s invasion of Ukraine heightened volatility to an already shaky stock market. The geopolitical crisis sparked a surge in oil prices, commodities prices rose, inflation fears materialized, and the Fed approved its first interest rate hike in over three years.

The Fiera Capital International Equity Fund was up in absolute performance and outperformed the MSCI EAFE index over the period on a net of fees basis. Our relative outperformance was mainly driven by our security selection, which was particularly successful in the Health Care and Consumer sectors. Partially offsetting these positives was our lack of commodity and energy exposure.

Among the leading contributors to performance over the period were Novo Nordisk and Nestle. Novo Nordisk reported overall solid results, beating expectations, with the majority of their key products performing well. The company furthermore increased its guidance signaling their confidence in the company’s prospects. While largely anticipated, Novo Nordisk received approval for their new obesity drug, Wegovy, which has shown impressive weight loss results in clinical trials and we believe is poised to be a strong contributor to the company’s projected growth in obesity drug sales. As for Nestle, the company reported strong results throughout the period. Nestle has continued to deliver solid execution and has demonstrated its ability to maintain and grow market share in the majority of the business, which is positioned in what we believe to be attractive categories. Nestle further reported a multiple increase in topline guidance over the period and maintained its margin guidance, despite increased inflation, which was positively received.

Among the largest detractors over the period were Taiwan Semiconductor (TSMC) and Schindler Holding. Taiwan Semiconductor reported mixed results with better than anticipated revenues, however weaker than expected margins due to negative currency impact and higher processing and consumable costs. While the short-term guidance negatively impacted the stock price, we believe the company will continue to see a strong demand for its leading-edge nodes, given its superior technological leadership. As for Schindler, the elevator and escalator manufacturer felt the ripple effects of fears of default of Chinese real estate developer Evergrande, which sparked investor panic of contagion to the property market and to the economy on a global scale. While Schindler has no new installations exposure to Evergrande, the stock nonetheless underperformed alongside its peers exposed to the property development sector. Supply chain constraints and construction delays contributed to lower growth over the end of the period. While raw material and freight cost inflation has continued to increase, we believe the company is putting pricing actions accordingly into place. While we believe the near-term outlook may continue to be challenging due to global macro-related issues, the company’s orders intake remains intact and they continue to execute efficiently by additionally putting into place cost reduction programs and operational efficiencies.

During the period, we exited our position in Fuchs Petrolub and initiated a position in Air Liquide. We exited our position in the engine oil and specialty lubricants manufacturer, Fuchs Petrolub, as long-term structural trends in the automobile market, such as the shift to electric vehicles and increased taxation on carbon-emitting motor vehicles, represent new long-term risks, which could potentially negatively impact the attractiveness of the business going forward. We redeployed the proceeds into French-based industrial gas supplier, Air Liquide, which we believe to be a higher quality company due to the nature of its business model. Gases constitute a mission critical

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance – Continued March 31, 2022 (Unaudited)

staple for a majority of industrial processes and we believe their demand may be further supported by energy transition projects over the long-term such as hydrogen, which offers many applications in decarbonizing key sectors of the economy, including transportation, industrial processes, feedstock and building heating.

Additionally, our IHS Markit shares were converted for S&P Global common stock following the completion of the merger between the two organizations.

Our investment horizon is best measured in years, conceivably decades, not months or quarters. Our focus continues to be on identifying what we believe to be high-quality companies with sustainable competitive advantages, operating in industries with high barriers to entry contributing to durable pricing power.

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance – Continued March 31, 2022 (Unaudited)

International Equity Fund

Results of a $1,000,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	FCIUX	31660Q306	09/29/17	1.30%	1.00%
Investor	FCIRX	31660Q504	09/29/17	1.55%	1.25%
Z	FCIWX	31660Q405	09/29/17	1.30%	0.80%

The table references expense ratios per the prospectus dated July 29, 2021. The net expense ratios reflect contractual expense limitations agreed to by the Adviser, which will continue through October 31, 2022. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information

Share Class	1 Year	3 Year	Since Inception
Institutional Class	5.16%	13.31%	10.17%
Investor Class	4.91%	13.10%	9.97%
Z Class	5.39%	13.50%	10.39%
Fund Benchmark
MSCI EAFE Index(1)	1.16%	7.78%	4.85%
MSCI World Index	10.12%	14.98%	11.72%
MSCI ACWI Index	7.28%	13.75%	10.72%

(1)	Primary benchmark.

Performance of Investor Class and Z Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $1,000,000 in the Institutional Class shares of the Fund from inception date to March 31, 2022.

The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI EAFE Index is a stock market index made up of approximately 909 constituents. It is used as a common benchmark for international stock funds. The index comprises the MSCI country indexes capturing large and mid-cap equities across developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

The MSCI World Index is a stock market index made up of approximately 1,600 global stocks. It is used as a common benchmark for ‘world’ or ‘global’ stock funds. The index comprises a collection of stocks of all the developed markets in the world, as defined by MSCI and includes stocks from 23 countries, but excludes stocks from emerging and frontier economies.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data that is current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, including military action or conflict, and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets.

Fiera Capital Series Trust – Global Equity Fund Management Discussion and Fund Performance March 31, 2022 (Unaudited)

For the period April 1, 2021 to March 31, 2022, the Fiera Capital Global Equity Fund returned 10.58% for Institutional class, and 10.39% for Investor class (net of fees). The Fund outperformed its category benchmark, the MSCI World Index, which returned 10.12% for the same period.

Investment Philosophy

The Fund seeks to achieve capital appreciation. It is invested in a concentrated portfolio of the Global Equity Team’s highest conviction ideas from across global, developed, and select emerging markets. We seek to generate returns with lower than market volatility, achieved by investing in companies we believe hold unique competitive advantages, operate with high barriers to entry and are able to consistently generate attractive returns on invested capital (ROIC) with little dependence on financial leverage.

Market Review and Positioning

Global equity markets continued to rise until the end of 2021 despite increasing inflationary pressures, with fading pandemic concerns, ramped-up vaccine rollouts and easing of restrictions, although markets were marked by increased volatility as they reacted to uncertainties surrounding the Chinese real estate sector, as well as regulatory crackdowns. Moreover, talks of the Federal Reserve’s tapering its asset purchases progressed. As we entered 2022, Russia’s invasion of Ukraine heightened volatility to an already shaky stock market. The geopolitical crisis sparked a surge in oil prices, commodities prices rose, inflation fears materialized, and the Fed approved its first interest rate hike in over three years.

The Fiera Capital Global Equity Fund was up in absolute performance and outperformed the MSCI World index over the period on a net of fees basis. Our relative outperformance was mainly driven by our security selection, which was particularly successful in the Communication Services and Consumer Discretionary sectors. Partially offsetting these positives was our security selection in the Information Technology sector, as well as our lack of commodity and energy exposure.

Among the leading contributors to performance over the period were AutoZone and Alphabet. AutoZone posted solid results throughout the period, surpassing expectations. The company communicated that the market share gained throughout the pandemic from big-box retailers appears largely to be permanent and further stated that pricing initiatives and operational improvements have been put in place, which we believe will alleviate margin pressure. Furthermore, the company’s strategy to expand their commercial business has yielded strong results. As for Alphabet, the company once again posted strong results throughout the period with all key segments, including Search, Video streaming (YouTube) and Cloud services performing well. The revenue growth translated into significantly higher profits for Alphabet due to the strong operating leverage of its digital business. The company furthermore engaged in its largest share repurchase program in history.

Among the largest detractors to performance over the period were Taiwan Semiconductor (TSMC) and HDFC Bank. Taiwan Semiconductor reported mixed results with better than anticipated revenues, however, weaker than expected margins due to negative currency impact and higher processing and consumable costs. While the short-term guidance negatively impacted the stock price, we believe the company will continue to see a strong demand for its leading-edge nodes, given its superior technological leadership. While HDFC Bank posted good results with a solid beat on the top line, the bottom-line beat was more subdued as operating expenses and provisions were higher than expected. The bank has continued to gain market share by investing in its business, particularly in digital solutions, and furthermore, we believe its capital ratios remain compelling.

During the period, we did not exit or initiate any new positions in the strategy. We did, however, slightly trim our positions in Keyence, MSCI and Mettler Toledo, while we continued to add to our positions Microsoft, Alphabet and Johnson & Johnson, at what we believe to be attractive valuations for the long-term.

Our investment horizon is best measured in years, conceivably decades, not months or quarters. Our focus continues to be on identifying what we believe to be high-quality companies with sustainable competitive advantages, operating in industries with high barriers to entry, contributing to durable pricing power

Fiera Capital Series Trust – Global Equity Fund Management Discussion and Fund Performance – Continued March 31, 2022 (Unaudited)

Global Equity Fund

Results of a $1,000,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	FCGIX	31660Q207	04/28/17	2.05%	0.90%
Investor	FCGEX	31660Q108	04/28/17	2.30%	1.15%

The table references expense ratios per the prospectus dated July 29, 2021. The net expense ratios reflect contractual expense limitations agreed to by the Adviser, which will continue through October 31, 2022. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information

Share Class	1 Year	3 Year	Since Inception
Institutional Class	10.58%	15.80%	15.19%
Investor Class	10.39%	15.51%	14.91%
Fund Benchmark
MSCI World Index(1)	10.12%	14.98%	12.29%
MSCI ACWI Index	7.28%	13.75%	11.48%

(1)	Primary benchmark.

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $1,000,000 in the Institutional Class shares of the Fund from inception date to March 31, 2022.

The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index is a stock market index made up of approximately 1,600 global stocks. It is used as a common benchmark for ‘world’ or ‘global’ stock funds. The index comprises a collection of stocks of all the developed markets in the world, as defined by MSCI and includes stocks from 23 countries but excludes stocks from emerging and frontier economies.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data that is current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic, including military action or conflict, and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fiera Capital Series Trust – U.S. Equity Long-Term Quality Fund Management Discussion and Fund Performance March 31, 2022 (Unaudited)

For the period April 1, 2021 to March 31, 2022, the Fiera Capital U.S. Equity Long-Term Quality Fund returned 15.49% for Institutional class, and 15.20% for Investor class (net of fees). The Fund underperformed its category benchmark, the S&P 500 Index, which returned 15.65% for the same period.

Investment Philosophy

The Fund seeks to achieve capital appreciation. It seeks to achieve the Fund’s investment objective by investing substantially in a portfolio of US equities. We seek to invest in what we believe are quality companies that we believe have an ability to consistently generate attractive returns on invested capital (ROIC) with little dependence on financial leverage.

Market Review and Positioning

Global equity markets continued to rise until the end of 2021 despite increasing inflationary pressures, with fading pandemic concerns, ramped-up vaccine rollouts and easing of restrictions, although markets were marked by increased volatility, as they reacted to uncertainties surrounding the Chinese real estate sector as well as regulatory crackdowns. Moreover, talks of the Federal Reserve’s tapering its asset purchases progressed. As we entered 2022, Russia’s invasion of Ukraine heightened volatility to an already shaky stock market. The geopolitical crisis sparked a surge in oil prices, commodities prices rose, inflation fears materialized, and the Fed approved its first interest rate hike in over three years.

While the Fiera Capital US Equity Fund was up in absolute performance, it lagged the S&P 500 index over the period on a net of fees basis. Our relative underperformance was mainly driven by our lack of commodity and energy exposure and security selection in the Information Technology sector. Partially offsetting these detractors was our stronger security selection in the Communication Services and Consumer Discretionary sectors.

Among the leading contributors to performance over the period were AutoZone and UnitedHealth Group (UNH). AutoZone posted solid results throughout the period, surpassing expectations. The company communicated that the market share gained throughout the pandemic from big-box retailers appears largely to be permanent and further stated that pricing initiatives and operational improvements have been put in place, which we believe will alleviate margin pressure. Furthermore, the company’s strategy to expand their commercial business has yielded strong results. As for UNH, the company posted broad-based solid results with Optum, the company’s Health Services platform, offering information and technology-enabled care, and continued to demonstrate a strong runway of growth. The company’s results were reassuring as a spike in medical costs was feared, with surging Covid cases during the period posing a risk. The company furthermore held an investor day, which was well received by investors and reinforced the attractiveness of the marriage between technology and health care. With the health care system remaining heavily fragmented, we believe the company’s vertically integrated managed care model continues to offer a very attractive value proposition. The company demonstrated its ability to execute on its margin target in this inflationary environment by putting into place pricing and cost cutting initiatives.

Among the largest detractors to performance over the period were TJX Companies and MasterCard. TJX’s stock underperformed as the company is facing headwinds impacting its margins, more specifically relating to significant freight cost increases and increased wages, to a lesser extent. However, to offset in the medium term, we believe the current inflationary environment is providing the off-price retailer the opportunity to improve margins through strong proactive pricing actions, all while maintaining their attractive value proposition. As for Mastercard, the company continued to feel some COVID-19 related impact over the period with many countries reinstating restrictions, particularly in the physical cross-border volumes, which represents a high margin business for the payment company, and in credit, which entails more travel, food, and business-related spending. The company has seen a steady recovery of the business and has continued to steadily gain market shares relative to its main competitor, Visa, outside of the U.S.

During the period, we initiated a position in Adobe and exited our positions in US Bancorp and Ecolab. Adobe is a high-quality software name that the team has been closely following for several years. It exhibits ubiquitous software brands such as Photoshop, Illustrator and Premiere. Recent sell-off of technology names presented us with an opportunity to initiate a position at an attractive valuation. We consider that at current prices Adobe represents a better investment opportunity than US Bancorp and Ecolab. Additionally, we slightly trimmed our positions in MSCI and Moody’s, while adding-on to our positions in Johnson & Johnson and Alphabet.

Our investment horizon is best measured in years, conceivably decades, not months or quarters. Our focus continues to be on identifying what we believe to be high-quality companies with sustainable competitive advantages, operating in industries with high barriers to entry, contributing to durable pricing power.

Fiera Capital Series Trust – U.S. Equity Long-Term Quality Fund Management Discussion and Fund Performance – Continued March 31, 2022 (Unaudited)

U.S. Equity Long-Term Quality Fund

Results of a $1,000,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Investor	FCUEX	31660Q868	09/30/19	1.29%	1.00%
Institutional	FCUIX	31660Q850	09/30/19	1.04%	0.75%

The table references expense ratios per the prospectus dated July 29, 2021. The net expense ratios reflect contractual expense limitations agreed to by the Adviser, which will continue through October 31, 2022. Returns would be lower without these contractual expense limitations in effect.

Cumulative Total Return Information

Share Class	1 Year	Since Inception
Institutional Class	15.49%	21.85%
Investor Class	15.20%	21.56%
Fund Benchmark
S&P 500 Index(1)	15.65%	20.24%

(1)	Primary benchmark.

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $1,000,000 in the Institutional Class shares of the Fund from inception date to March 31, 2022.

The S&P 500 Index is a registered trademark of Standard & Poor’s and is an unmanaged broadly-based index of the common stock prices of 500 large U.S. companies that includes the reinvestment of dividends.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data that is current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible.

Fiera Capital Series Trust Portfolio Composition March 31, 2022 (Unaudited)

Small/Mid-Cap Growth Fund

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	2.8%
Communications	10.1
Consumer, Cyclical	15.0
Consumer, Non-cyclical	27.2
Energy	5.0
Financial	5.7
Industrial	11.7
Technology	19.7
Total Common Stocks	97.2
Other Assets and Liabilities	2.8
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$2,285,706	1.9%
Banks	2,972,696	2.4
Biotechnology	12,876,057	10.4
Chemicals	3,489,388	2.8
Commercial Services	2,269,969	1.9
Computers	5,991,285	4.9
Distribution/Wholesale	1,198,848	1.0
Diversified Financial Services	2,366,832	1.9
Electrical Components & Equipment	984,838	0.8
Engineering & Construction	5,040,483	4.1
Hand/Machine Tools	1,706,655	1.4
Healthcare-Products	10,500,374	8.5
Healthcare-Services	4,066,617	3.3
Home Furnishings	1,715,208	1.4
Internet	5,946,532	4.8
Leisure Time	1,784,681	1.4
Lodging	3,732,954	3.0
Machinery-Diversified	4,822,014	3.9
Media	2,289,204	1.8
Miscellaneous Manufacturing	1,894,402	1.5
Oil & Gas	3,860,953	3.1
Oil & Gas Services	2,332,454	1.9
Pharmaceuticals	3,833,680	3.1
Private Equity	1,689,016	1.4
Retail	6,193,731	5.0
Semiconductors	6,356,033	5.1
Software	11,950,930	9.7
Telecommunications	4,289,757	3.5
Textiles	1,587,649	1.3
Total Common Stocks	120,028,946	97.2
Other Assets and Liabilities	3,497,811	2.8
Total Net Assets	$123,526,757	100.0%

International Equity Fund

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	3.0%
Consumer, Cyclical	17.5
Consumer, Non-cyclical	41.4
Financial	9.8
Industrial	18.4
Technology	8.9
Total Common Stocks	99.0
Other Assets and Liabilities	1.0
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$11,077,611	4.2%
Banks	16,814,273	6.4
Beverages	11,850,012	4.5
Building Materials	6,653,057	2.5
Chemicals	8,000,944	3.0
Commercial Services	19,282,818	7.3
Cosmetics/Personal Care	20,773,656	7.9
Distribution/Wholesale	5,952,876	2.3
Diversified Financial Services	8,992,455	3.4
Electronics	4,389,270	1.7
Food	16,865,882	6.4
Hand/Machine Tools	6,207,712	2.4
Healthcare-Products	13,746,223	5.2
Home Furnishings	8,227,419	3.1
Leisure Time	6,897,961	2.6
Lodging	8,224,638	3.1
Machinery-Diversified	21,171,034	8.1
Pharmaceuticals	26,356,598	10.0
Retail	5,630,657	2.1
Semiconductors	16,664,710	6.3
Software	6,796,305	2.6
Transportation	10,112,412	3.9
Total Common Stocks	260,688,523	99.0
Other Assets and Liabilities	2,686,059	1.0
Total Net Assets	$263,374,582	100.0%

Fiera Capital Series Trust Portfolio Composition – Continued March 31, 2022 (Unaudited)

Global Equity Fund

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	3.1%
Communications	7.3
Consumer, Cyclical	14.0
Consumer, Non-cyclical	32.5
Financial	8.8
Industrial	16.8
Technology	16.8
Total Common Stocks	99.3
Other Assets and Liabilities	0.7
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$1,713,641	5.3%
Banks	573,190	1.8
Beverages	2,046,814	6.3
Building Materials	1,292,401	4.0
Chemicals	1,002,973	3.1
Commercial Services	2,604,010	8.1
Cosmetics/Personal Care	402,452	1.2
Diversified Financial Services	2,271,702	7.0
Electronics	744,269	2.3
Food	1,225,619	3.8
Hand/Machine Tools	479,511	1.5
Healthcare-Services	1,035,239	3.2
Internet	2,344,678	7.3
Lodging	647,024	2.0
Machinery-Diversified	2,920,613	9.0
Pharmaceuticals	3,208,470	9.9
Retail	2,170,312	6.7
Semiconductors	1,424,504	4.4
Software	4,001,601	12.4
Total Common Stocks	32,109,023	99.3
Other Assets and Liabilities	219,736	0.7
Total Net Assets	$32,328,759	100.0%

U.S. Equity Long-Term Quality Fund

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	7.1%
Communications	10.5
Consumer, Cyclical	14.3
Consumer, Non-cyclical	19.8
Financial	14.2
Industrial	12.5
Technology	21.5
Total Common Stocks	99.9
Other Assets and Liabilities	0.1
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$2,939,597	3.0%
Beverages	4,239,400	4.4
Building Materials	2,489,870	2.6
Chemicals	6,835,030	7.1
Cosmetics/Personal Care	1,806,195	1.9
Diversified Financial Services	13,781,171	14.2
Electronics	2,359,140	2.4
Healthcare-Services	5,591,821	5.7
Internet	8,135,449	8.4
Machinery-Diversified	7,302,417	7.5
Media	2,057,871	2.1
Pharmaceuticals	7,571,173	7.8
Retail	10,962,386	11.3
Semiconductors	2,949,785	3.0
Software	17,918,274	18.5
Total Common Stocks	96,939,579	99.9
Other Assets and Liabilities	144,280	0.1
Total Net Assets	$97,083,859	100.0%

Portfolio composition will change due to the ongoing management of the Funds. The percentages are based on net assets as of March 31, 2022.

*

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly a Fund invests, the more it spreads risk and potentially reduces the risk of loss and volatility.

Small/Mid-Cap Growth Fund Schedule of Investments March 31, 2022

Description	Shares	Value
Common Stocks — 97.2%
Basic Materials — 2.8%
Chemicals — 2.8%
Mosaic Co.	52,472	$3,489,388
Total Basic Materials		3,489,388

Communications — 10.1%
Internet — 4.8%
Etsy, Inc.(1)	17,020	2,115,245
GoDaddy, Inc., Class A(1)	26,062	2,181,389
Zendesk, Inc.(1)	13,716	1,649,898
		5,946,532
Media — 1.8%
New York Times Co., Class A	49,939	2,289,204

Telecommunications — 3.5%
Arista Networks, Inc.(1)	30,866	4,289,757
Total Communications		12,525,493

Consumer, Cyclical — 15.0%
Apparel — 1.9%
Deckers Outdoor Corp.(1)	8,349	2,285,706

Distribution/Wholesale — 1.0%
Avient Corp.	24,976	1,198,848

Home Furnishings — 1.4%
Dolby Laboratories, Inc., Class A	21,928	1,715,208

Leisure Time — 1.4%
Royal Caribbean Cruises, Ltd.(1)	21,302	1,784,681

Lodging — 3.0%
Hyatt Hotels Corp., Class A(1)	39,109	3,732,954

Retail — 5.0%
CarMax, Inc.(1)	21,258	2,050,972
Dick’s Sporting Goods, Inc.	14,485	1,448,790
Lithia Motors, Inc., Class A	5,758	1,728,091
RH(1)	2,962	965,878
		6,193,731
Textiles — 1.3%
Mohawk Industries, Inc.(1)	12,783	1,587,649
Total Consumer, Cyclical		18,498,777

Consumer, Non-cyclical — 27.2%
Biotechnology — 10.4%
Amicus Therapeutics, Inc.(1)	150,641	$1,426,570
Argenx SE, ADR(1)	6,522	2,056,452
Arrowhead Pharmaceuticals, Inc.(1)	39,910	1,835,461
BioMarin Pharmaceutical, Inc.(1)	17,293	1,333,290
Exelixis, Inc.(1)	94,533	2,143,063
Guardant Health, Inc.(1)	9,878	654,319
Mirati Therapeutics, Inc.(1)	10,391	854,348
SpringWorks Therapeutics, Inc.(1)	23,791	1,342,764
Veracyte, Inc.(1)	22,403	617,651
Zentalis Pharmaceuticals, Inc.(1)	13,267	612,139
		12,876,057
Commercial Services — 1.9%
Insperity, Inc.	15,820	1,588,645
Ritchie Bros Auctioneers, Inc.	11,542	681,324
		2,269,969
Healthcare-Products — 8.5%
AtriCure, Inc.(1)	25,972	1,705,581
Inari Medical, Inc.(1)	13,531	1,226,450
iRhythm Technologies, Inc.(1)	26,551	4,180,986
Novocure, Ltd.(1)	11,835	980,530
Shockwave Medical, Inc.(1)	11,607	2,406,827
		10,500,374
Healthcare-Services — 3.3%
ICON PLC(1)	4,834	1,175,726
Molina Healthcare, Inc.(1)	8,666	2,890,891
		4,066,617
Pharmaceuticals — 3.1%
Bausch Health Cos., Inc.(1)	106,143	2,425,368
Neurocrine Biosciences, Inc.(1)	15,022	1,408,312
		3,833,680
Total Consumer, Non-Cyclical		33,546,697

Energy — 5.0%
Oil & Gas — 3.1%
Devon Energy Corp.	65,296	3,860,953

Oil & Gas Services — 1.9%
ChampionX Corp.(1)	95,280	2,332,454
Total Energy		6,193,407

See accompanying Notes to the Financial Statements.

Small/Mid-Cap Growth Fund Schedule of Investments – Continued March 31, 2022

Description	Shares	Value
Financial — 5.7%
Banks — 2.4%
Citizens Financial Group, Inc.	65,579	$2,972,696

Diversified Financial Services — 1.9%
Invesco, Ltd.	102,638	2,366,832

Private Equity — 1.4%
Ares Management Corp., Class A	20,793	1,689,016
Total Financial		7,028,544

Industrial — 11.7%
Electrical Components & Equipment — 0.8%
Universal Display Corp.	5,899	984,838

Engineering & Construction — 4.1%
EMCOR Group, Inc.	17,710	1,994,677
Jacobs Engineering Group, Inc.	14,083	1,940,778
TopBuild Corp.(1)	6,092	1,105,028
		5,040,483
Hand/Machine Tools — 1.4%
Regal Rexnord Corp.	11,471	1,706,655

Machinery-Diversified — 3.9%
Cognex Corp.	20,345	1,569,617
Graco, Inc.	18,652	1,300,417
Nordson Corp.	8,596	1,951,980
		4,822,014
Miscellaneous Manufacturing — 1.5%
AO Smith Corp.	29,651	1,894,402
Total Industrial		14,448,392

Technology — 19.7%
Computers — 4.9%
Fortinet, Inc.(1)	13,638	4,660,650
TTEC Holdings, Inc.	16,125	1,330,635
		5,991,285
Semiconductors — 5.1%
Entegris, Inc.	26,286	3,450,300
Power Integrations, Inc.	18,837	1,745,813
Semtech Corp.(1)	16,728	1,159,920
		6,356,033
Software — 9.7%
ACI Worldwide, Inc.(1)	35,329	$1,112,510
Blackline, Inc.(1)	13,762	1,007,654
HubSpot, Inc.(1)	3,578	1,699,335
Jack Henry & Associates, Inc.	8,184	1,612,657
MongoDB, Inc., Class A(1)	5,761	2,555,522
Outset Medical, Inc.(1)	21,338	968,745
Paycom Software, Inc.(1)	4,723	1,635,953
PubMatic, Inc., Class A(1)	52,012	1,358,554
		11,950,930
Total Technology		24,298,248

Total Common Stocks
(identified cost $83,750,183)		120,028,946

Total Investments — 97.2%
(identified cost $83,750,183)		120,028,946
Other Assets and Liabilities — 2.8%		3,497,811
Total Net Assets — 100.0%		$123,526,757

(1)	Non-income producing.

ADR – American Depositary Receipt

PLC – Public Limited Company

See accompanying Notes to the Financial Statements.

International Equity Fund Schedule of Investments March 31, 2022

Description	Shares	Value
Common Stocks — 99.0%
Australia — 2.9%
Commonwealth Bank of Australia	95,874	$7,550,092

Canada — 3.8%
Canadian National Railway Co.	75,387	10,112,412

Denmark — 6.6%
Chr Hansen Holding A/S	37,725	2,770,033
Novo Nordisk A/S, Class B	132,549	14,701,823
		17,471,856
France — 13.3%
Air Liquide SA	29,902	5,230,912
EssilorLuxottica SA	45,773	8,371,036
L’Oreal SA	25,552	10,206,119
LVMH Moet Hennessy Louis Vuitton SE	15,520	11,077,611
		34,885,678
Germany — 3.5%
Rational AG	3,561	2,452,418
SAP SE	61,326	6,796,305
		9,248,723
India — 2.3%
HDFC Bank, Ltd., ADR	98,824	6,060,876

Japan — 9.9%
FANUC Corp.	23,301	4,089,557
Keyence Corp.	22,620	10,488,953
Shimano, Inc.	30,121	6,897,961
Unicharm Corp.	126,411	4,541,425
		26,017,896
Sweden — 1.2%
Svenska Handelsbanken AB, Class A	348,358	3,203,305

Switzerland — 19.9%
Alcon, Inc.	67,850	5,375,187
Cie Financiere Richemont SA	44,424	5,630,657
Geberit AG	10,793	6,653,057
Nestle SA	129,726	16,865,882
Roche Holding AG	29,458	11,654,775
Schindler Holding AG	28,973	6,207,712
		52,387,270
Taiwan — 6.3%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	159,838	$16,664,710

United Kingdom — 24.3%
Bunzl PLC	153,492	5,952,876
Diageo PLC	233,603	11,850,012
Howden Joinery Group PLC	576,032	5,775,001
InterContinental Hotels Group PLC (1)	121,598	8,224,638
Intertek Group PLC	90,961	6,205,459
London Stock Exchange Group PLC	86,229	8,992,454
Rotork PLC	1,030,762	4,389,270
Spirax-Sarco Engineering PLC	40,324	6,592,524
Unilever PLC	133,339	6,026,112
		64,008,346
United States — 5.0%
S&P Global, Inc.	31,882	13,077,359

Total Common Stocks
(identified cost $201,151,665)		260,688,523

Total Investments — 99.0%
(identified cost $201,151,665)		260,688,523
Other Assets and Liabilities — 1.0%		2,686,059
Total Net Assets — 100.0%		$263,374,582

(1)	Non-income producing.

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying Notes to the Financial Statements.

Global Equity Fund Schedule of Investments March 31, 2022

Description	Shares	Value
Common Stocks — 99.3%
France — 2.8%
LVMH Moet Hennessy Louis Vuitton SE	1,275	$910,049

India — 1.8%
HDFC Bank, Ltd., ADR	9,346	573,190

Japan — 3.1%
Keyence Corp.	2,142	993,251

Switzerland — 10.3%
Geberit AG	938	578,205
Nestle SA	9,427	1,225,619
Roche Holding AG	2,675	1,058,338
Schindler Holding AG	2,238	479,511
		3,341,673
Taiwan — 4.4%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	13,663	1,424,504

United Kingdom — 9.7%
Diageo PLC	20,565	1,043,204
InterContinental Hotels Group PLC (1)	9,566	647,024
Intertek Group PLC	7,689	524,552
Spirax-Sarco Engineering PLC	3,285	537,061
Unilever PLC	8,905	402,452
		3,154,293
United States — 67.2%
Alphabet, Inc., Class A (1)	843	$2,344,678
AutoZone, Inc. (1)	666	1,361,690
Becton, Dickinson and Co.	3,286	874,076
Carrier Global Corp.	15,570	714,196
CME Group, Inc.	3,443	818,952
Graco, Inc.	9,232	643,655
Johnson & Johnson	7,200	1,276,056
Mastercard, Inc., Class A	4,065	1,452,750
Mettler-Toledo International, Inc. (1)	542	744,269
Microsoft Corp.	6,929	2,136,280
Moody’s Corp.	6,163	2,079,458
MSCI, Inc.	1,974	992,685
NIKE, Inc., Class B	5,972	803,592
Oracle Corp.	10,548	872,636
Otis Worldwide Corp.	9,703	746,646
PepsiCo, Inc.	5,996	1,003,610
Sherwin-Williams Co.	4,018	1,002,973
TJX Cos., Inc.	13,348	808,622
UnitedHealth Group, Inc.	2,030	1,035,239
		21,712,063
Total Common Stocks
(identified cost $24,041,989)		32,109,023

Total Investments — 99.3%
(identified cost $24,041,989)		32,109,023
Other Assets and Liabilities — 0.7%		219,736
Total Net Assets — 100.0%		$32,328,759

(1)	Non-income producing.

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying Notes to the Financial Statements.

U.S. Equity Long-Term Quality Fund Schedule of Investments March 31, 2022

Description	Shares	Value
Common Stocks — 99.9%
Basic Materials — 7.1%
Chemicals — 7.1%
Linde PLC	11,166	$3,566,755
Sherwin-Williams Co.	13,093	3,268,275
Total Basic Materials		6,835,030

Communications — 10.5%
Internet — 8.4%
Alphabet, Inc., Class A(1)	2,925	8,135,449

Media — 2.1%
FactSet Research Systems, Inc.	4,740	2,057,871
Total Communications		10,193,320

Consumer, Cyclical — 14.3%
Apparel — 3.0%
NIKE, Inc., Class B	21,846	2,939,597

Retail — 11.3%
AutoZone, Inc.(1)	2,402	4,911,081
Lowe’s Cos., Inc.	17,343	3,506,581
TJX Cos., Inc.	42,006	2,544,724
		10,962,386
Total Consumer, Cyclical		13,901,983

Consumer, Non-cyclical — 19.8%
Beverages — 4.4%
PepsiCo, Inc.	25,328	4,239,400

Cosmetics/Personal Care — 1.9%
Colgate-Palmolive Co.	23,819	1,806,195

Healthcare-Services — 5.7%
UnitedHealth Group, Inc.	10,965	5,591,821

Pharmaceuticals — 7.8%
Becton, Dickinson and Co.	10,836	2,882,376
Johnson & Johnson	26,456	4,688,797
		7,571,173
Total Consumer, Non-Cyclical		19,208,589

Financial — 14.2%
Diversified Financial Services — 14.2%
CME Group, Inc.	11,342	$2,697,808
Mastercard, Inc., Class A	12,813	4,579,110
Moody’s Corp.	19,277	6,504,253
Total Financial		13,781,171

Industrial — 12.5%
Building Materials — 2.6%
Carrier Global Corp.	54,281	2,489,870

Electronics — 2.4%
Mettler-Toledo International, Inc.(1)	1,718	2,359,140

Machinery-Diversified — 7.5%
Graco, Inc.	33,489	2,334,853
Middleby Corp.(1)	15,411	2,526,479
Otis Worldwide Corp.	31,723	2,441,085
		7,302,417
Total Industrial		12,151,427

Technology — 21.5%
Semiconductors — 3.0%
Analog Devices, Inc.	17,858	2,949,785

Software — 18.5%
Adobe Systems, Inc.(1)	4,939	2,250,307
Microsoft Corp.	30,935	9,537,570
MSCI, Inc.	6,609	3,323,534
Oracle Corp.	33,928	2,806,863
		17,918,274
Total Technology		20,868,059

Total Common Stocks
(identified cost $67,804,950)		96,939,579

Total Investments — 99.9%
(identified cost $67,804,950)		96,939,579
Other Assets and Liabilities — 0.1%		144,280
Total Net Assets — 100.0%		$97,083,859

(1)	Non-income producing.

PLC — Public Limited Company

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Assets and Liabilities March 31, 2022

	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Assets:
Investments in unaffiliated issuers, at value	$120,028,946	$260,688,523	$32,109,023	$96,939,579
Cash	3,563,441	1,176,806	136,418	195,126
Cash denominated in foreign currencies (1)	—	—	57,120	—
Dividends and interest receivable	17,780	1,359,067	76,528	6,058
Receivable for capital stock sold	24,260	464,400	—	—
Prepaid expenses	22,234	22,711	9,597	13,535
Total assets	123,656,661	263,711,507	32,388,686	97,154,298

Liabilities:
Payables:
Capital stock redeemed	7,671	122,919	—	—
Adviser for management (Note 3)	61,252	94,252	2,006	13,789
Shareholder servicing	—	36,097	—	—
Trustee	12,500	12,500	12,500	12,500
Transfer agent	10,905	13,346	6,986	7,444
Audit and tax	17,685	17,685	17,685	17,685
Legal	750	750	750	731
12b-1	22	359	220	3
Other liabilities	19,119	39,017	19,780	18,287
Total liabilities	129,904	336,925	59,927	70,439
Total net assets	$123,526,757	$263,374,582	$32,328,759	$97,083,859

Net assets consist of:
Paid-in capital	$78,166,721	$204,448,927	$23,093,282	$59,868,553
Total distributable earnings (loss)	45,360,036	58,925,655	9,235,477	37,215,306
Total net assets	$123,526,757	$263,374,582	$32,328,759	$97,083,859

Net asset value per share (unlimited shares authorized, $0.001 par value)
Investor Class	$19.12	$14.70	$18.23	$15.92
Institutional Class	19.45	14.70	18.29	15.94
Z Class	—	14.77	—	—

Net assets:
Investor Class	$107,503	$2,259,504	$1,156,562	$16,297
Institutional Class	123,419,254	217,664,092	31,172,197	97,067,562
Z Class	—	43,450,986	—	—
Total net assets	$123,526,757	$263,374,582	$32,328,759	$97,083,859

Shares outstanding:
Investor Class	5,622	153,723	63,455	1,024
Institutional Class	6,344,256	14,806,766	1,703,999	6,090,322
Z Class	—	2,941,076	—	—
Total shares outstanding	6,349,878	17,901,565	1,767,454	6,091,346

Investments, at cost:
Investments in unaffiliated issuers, at cost	$83,750,183	$201,151,665	$24,041,989	$67,804,950

(1)	Identified cost of cash denominated in foreign currencies are $0, $0, $58,023, and $0, respectively.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Operations Year Ended March 31, 2022

	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Investment income:
Dividend income from:
Unaffiliated issuers (1)	$1,095,181	$3,789,824	$364,649	$1,030,726
Total income	1,095,181	3,789,824	364,649	1,030,726

Expenses:
Investment advisory (Note 3)	1,314,239	1,994,874	250,437	522,960
Fund accounting and administration	79,193	134,780	46,734	75,252
Transfer agent	65,482	86,160	42,657	46,536
Registration	44,379	55,394	37,801	38,250
Trustees	38,575	38,575	38,575	38,575
Miscellaneous	39,620	45,517	28,438	25,220
Audit and tax	26,555	26,555	26,555	27,647
Chief compliance officer	19,847	19,847	19,847	19,847
Legal	23,125	23,872	23,397	23,310
Custodian	14,303	21,081	13,355	10,297
Licensing	14,630	28,303	3,329	10,244
12b-1 (Note 2):
Investor Class	261	4,432	2,840	42
Shareholder servicing (Note 2):
Investor Class	—	4,432	—	—
Institutional Class	—	505,139	—	—
Z Class	—	113,827	—	—
Total expenses	1,680,209	3,102,788	533,965	838,180

Deduct:
Contractual service provider fee waiver (Note 4)	(27,599)	(9,609)	(1,526)	—
Expense waiver of fees and reimbursement of expenses (Note 2 & Note 4)	(119,070)	(686,264)	(247,857)	(125,108)
Net expenses	1,533,540	2,406,915	284,582	713,072
Net investment income (loss)	$(438,359)	$1,382,909	$80,067	$317,654

Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	$21,029,499	$(33,151)	$2,055,071	$2,164,104
Foreign currency transactions	—	(14,718)	(2,882)	—
Total net realized gain (loss) on transactions	21,029,499	(47,869)	2,052,189	2,164,104
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(16,580,668)	6,981,154	209,669	10,205,524
Foreign currency translations	—	10,673	554	—
Total net change in unrealized appreciation (depreciation)	(16,580,668)	6,991,827	210,223	10,205,524
Net realized and unrealized gain on investments and foreign currency	4,448,831	6,943,958	2,262,412	12,369,628
Change in net assets resulting from operations	$4,010,472	$8,326,867	$2,342,479	$12,687,282

(1)	Net of foreign taxes withheld of $1,931, $403,175, $18,219, and $0, respectively.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	Small/Mid-Cap Growth Fund		International Equity Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Change in net assets resulting from:
Operations:
Net investment income (loss)	$(438,359)	$(709,349)	$1,382,909	$841,219
Net realized gain (loss) on investments	21,029,499	34,408,484	(47,869)	2,823,034
Net change in unrealized appreciation (depreciation) on investments	(16,580,668)	55,087,971	6,991,827	53,991,499
Change in net assets resulting from operations	4,010,472	88,787,106	8,326,867	57,655,752

Distributions to Shareholders:
Investor Class	(12,304)	(3,509)	(6,405)	(21,956)
Institutional Class	(15,810,834)	(26,271,588)	(1,297,837)	(2,720,987)
Z Class	—	—	(357,311)	(805,376)
Change in net assets resulting from distributions to shareholders	(15,823,138)	(26,275,097)	(1,661,553)	(3,548,319)

Capital stock transactions:
Proceeds from sale of shares:
Investor Class	43,389	47,651	870,828	2,792,876
Institutional Class	11,756,964	11,664,081	63,255,976	54,789,507
Net proceeds from sale of shares	11,800,353	11,711,732	64,126,804	57,582,383
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor Class	12,304	3,509	6,405	21,956
Institutional Class	14,521,528	24,296,101	1,112,194	2,481,412
Z Class	—	—	357,311	805,376
Net proceeds from shares issued	14,533,832	24,299,610	1,475,910	3,308,744
Cost of shares redeemed:
Investor Class	(7,703)	—	(201,352)	(1,797,363)
Institutional Class	(40,664,584)	(57,212,496)	(11,857,765)	(13,307,402)
Z Class	—	—	—	(22,000,000)
Net cost of shares redeemed	(40,672,287)	(57,212,496)	(12,059,117)	(37,104,765)
Change in net assets resulting from capital stock transactions	(14,338,102)	(21,201,154)	53,543,597	23,786,362
Change in net assets	(26,150,768)	41,310,855	60,208,911	77,893,795

Net Assets:
Beginning of period	149,677,525	108,366,670	203,165,671	125,271,876
End of period	$123,526,757	$149,677,525	$263,374,582	$203,165,671

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets – Continued

	Small/Mid-Cap Growth Fund		International Equity Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Capital Stock Transactions in Shares:
Sale of shares:
Investor Class	2,016	2,336	58,499	209,945
Institutional Class	561,183	601,470	4,107,023	4,232,728
Net sale of shares	563,199	603,806	4,165,522	4,442,673
Shares issued to shareholder in payment of distributions declared:
Investor Class	610	177	394	1,591
Institutional Class	707,677	1,213,591	68,401	179,943
Z Class	—	—	21,867	58,192
Net shares issued	708,287	1,213,768	90,662	239,726
Shares redeemed:
Investor Class	(351)	—	(13,017)	(136,372)
Institutional Class	(2,006,116)	(3,211,645)	(779,689)	(1,018,859)
Z Class	—	—	—	(1,697,533)
Net shares redeemed	(2,006,467)	(3,211,645)	(792,706)	(2,852,764)
Net change resulting from fund share transactions in shares	(734,981)	(1,394,071)	3,463,478	1,829,635

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	Global Equity Fund		U.S. Equity Long-Term Quality Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Change in net assets resulting from:
Operations:
Net investment income	$80,067	$80,918	$317,654	$309,206
Net realized gain on investments	2,052,189	450,835	2,164,104	552,243
Net change in unrealized appreciation on investments	210,223	8,098,248	10,205,524	23,789,647
Change in net assets resulting from operations	2,342,479	8,630,001	12,687,282	24,651,096

Distributions to Shareholders:
Investor Class	(39,388)	(3,004)	(170)	(160)
Institutional Class	(1,007,823)	(174,210)	(1,092,787)	(1,016,535)
Change in net assets resulting from distributions to shareholders	(1,047,211)	(177,214)	(1,092,957)	(1,016,695)

Capital stock transactions:
Proceeds from sale of shares:
Investor Class	361,730	555,895	2,300	—
Institutional Class	10,717,266	4,701,275	10,362,923	18,937,388
Net proceeds from sale of shares	11,078,996	5,257,170	10,365,223	18,937,388
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor Class	37,403	3,004	171	160
Institutional Class	611,145	140,181	646,981	601,287
Net proceeds from shares issued	648,548	143,185	647,152	601,447
Cost of shares redeemed:
Investor Class	(293,399)	(79,507)	(2,414)	—
Institutional Class	(7,757,657)	(2,369,438)	(7,180,066)	(4,821,497)
Net cost of shares redeemed	(8,051,056)	(2,448,945)	(7,182,480)	(4,821,497)
Change in net assets resulting from capital stock transactions	3,676,488	2,951,410	3,829,895	14,717,338
Change in net assets	4,971,756	11,404,197	15,424,220	38,351,739

Net Assets:
Beginning of period	27,357,003	15,952,806	81,659,639	43,307,900
End of period	$32,328,759	$27,357,003	$97,083,859	$81,659,639

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets – Continued

	Global Equity Fund		U.S. Equity Long-Term Quality Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Capital Stock Transactions in Shares:
Sale of shares:
Investor Class	19,210	34,512	147	—
Institutional Class	531,081	361,209	624,195	1,546,205
Net sale of shares	550,291	395,721	624,342	1,546,205
Shares issued to shareholder in payment of distributions declared:
Investor Class	1,865	184	10	12
Institutional Class	30,375	8,579	37,463	45,900
Net shares issued	32,240	8,763	37,473	45,912
Shares redeemed:
Investor Class	(16,051)	(5,494)	(148)	—
Institutional Class	(398,341)	(168,389)	(425,670)	(402,472)
Net shares redeemed	(414,392)	(173,883)	(425,818)	(402,472)
Net change resulting from fund share transactions in shares	168,139	230,601	235,997	1,189,645

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Investor Class

For a Share Outstanding Throughout the Period

Period Ended March 31	Net asset value, beginning of period	Net investment income (loss) value	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period
Small/Mid-Cap Growth Fund
2022[5]	$20.85	$(0.12)	$0.80	$0.68	$—	$(2.41)	$(2.41)	$19.12
2021[5]	$12.68	$(0.15)	$12.52	$12.37	$—	$(4.20)	$(4.20)	$20.85
2020[5]	$16.71	$(0.12)	$(2.00)	$(2.12)	$—	$(1.91)	$(1.91)	$12.68
2019	$21.20	$(0.11)	$(0.38)	$(0.49)	$—	$(4.00)	$(4.00)	$16.71
2018[6]	$20.39	$(0.01)	$0.82	$0.81	$—	$—	$—	$21.20
International Equity Fund
2022[5]	$14.06	$0.04	$0.65	$0.69	$(0.03)	$(0.02)	$(0.05)	$14.70
2021[5]	$9.92	$0.03	$4.37	$4.40	$(0.04)	$(0.22)	$(0.26)	$14.06
2020[5]	$10.48	$0.05	$(0.50)	$(0.45)	$(0.08)	$(0.03)	$(0.11)	$9.92
2019[5]	$10.24	$0.08	$0.26	$0.34	$(0.08)	$(0.02)	$(0.10)	$10.48
2018[7]	$10.00	$0.02	$0.22	$0.24	$—	$—	$—	$10.24
Global Equity Fund
2022[5]	$17.05	$0.00 [10]	$1.83	$1.83	$(0.01)	$(0.64)	$(0.65)	$18.23
2021[5]	$11.63	$0.02	$5.49	$5.51	$(0.03)	$(0.06)	$(0.09)	$17.05
2020[5]	$12.73	$0.05	$(0.63)	$(0.58)	$(0.11)	$(0.41)	$(0.52)	$11.63
2019	$11.60	$0.04	$1.19	$1.23	$(0.07)	$(0.03)	$(0.10)	$12.73
2018[8]	$10.00	$0.09	$1.52	$1.61	$(0.01)	$—	$(0.01)	$11.60
U.S. Equity Long-Term Quality Fund
2022[5]	$13.93	$0.02	$2.12	$2.14	$(0.02)	$(0.13)	$(0.15)	$15.92
2021[5]	$9.28	$0.03	$4.78	$4.81	$(0.03)	$(0.13)	$(0.16)	$13.93
2020[5,9]	$10.00	$0.03	$(0.72)	$(0.69)	$(0.03)	$(0.00)[10]	$(0.03)	$9.28

[1]	Based on net asset value as of end of period date.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]	Per share calculations are based on average shares outstanding throughout the period.
[6]	Reflects operations for the period from February 12, 2018 (inception date) to March 31, 2018.
[7]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.
[8]	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.
[9]	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.
[10]	Less than $0.01 per share.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Investor Class – Continued

For a Share Outstanding Throughout the Period

Period Ended March 31	Total return[1,2]	Gross Expenses[3]	Net Expenses[3,4]	Net investment income (loss)[3,4]	Net assets, end of period (000 omitted)	Portfolio turnover rate[2]
Small/Mid-Cap Growth Fund
2022[5]	2.64%	1.40%	1.30%	(0.55)%	$108	24%
2021[5]	99.38%	1.41%	1.30%	(0.78)%	$70	53%
2020[5]	(15.36)%	1.36%	1.30%	(0.70)%	$11	38%
2019	2.44%	1.36%	1.30%	(0.73)%	$11	50%
2018[6]	3.97%	1.45%	1.30%	(0.53)%	$10	34%
International Equity Fund
2022[5]	4.91%	1.49%	1.25%	0.27%	$2,260	2%
2021[5]	44.38%	1.55%	1.25%	0.19%	$1,516	12%
2020[5]	(4.48)%	1.56%	1.25%	0.44%	$324	8%
2019[5]	3.51%	1.73%	1.25%	0.83%	$94	38%
2018[7]	2.40%	1.88%	1.25%	0.39%	$57	38%
Global Equity Fund
2022[5]	10.39%	1.95%	1.15%	0.01%	$1,157	25%
2021[5]	47.37%	2.30%	1.15%	0.10%	$996	16%
2020[5]	(5.26)%	2.39%	1.15%	0.35%	$340	45%
2019	10.75%	3.59%	1.15%	0.72%	$144	28%
2018[8]	16.12%	8.42%	1.15%	0.86%	$58	51%
U.S. Equity Long-Term Quality Fund
2022[5]	15.20%	1.13%	1.00%	0.09%	$16	10%
2021[5]	52.04%	1.29%	1.00%	0.24%	$14	8%
2020[5,9]	(6.96)%	1.73%	1.00%	0.48%	$9	6%

[1]	Based on net asset value as of end of period date.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]	Per share calculations are based on average shares outstanding throughout the period.
[6]	Reflects operations for the period from February 12, 2018 (inception date) to March 31, 2018.
[7]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.
[8]	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.
[9]	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.
[10]	Less than $0.01 per share.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Institutional Class

For a Share Outstanding Throughout the Period

Period Ended March 31	Net asset value, beginning of period	Net investment income (loss) value	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain		Total distributions	Net asset value, end of period
Small/Mid-Cap Growth Fund
2022[5]	$21.13	$(0.06)	$0.79	$0.73	$—	$(2.41)		$(2.41)	$19.45
2021[5]	$12.78	$(0.10)	$12.65	$12.55	$—	$(4.20)		$(4.20)	$21.13
2020[5]	$16.79	$(0.08)	$(2.02)	$(2.10)	$—	$(1.91)		$(1.91)	$12.78
2019	$21.21	$(0.10)	$(0.32)	$(0.42)	$—	$(4.00)		$(4.00)	$16.79
2018[6]	$17.75	$(0.10)	$3.56	$3.46	$—	$—		$—	$21.21
2017[7]	$15.37	$(0.08)	$2.50	$2.42	$—	$(0.04)		$(0.04)	$17.75
International Equity Fund
2022[5]	$14.06	$0.08	$0.65	$0.73	$(0.07)	$(0.02)		$(0.09)	$14.70
2021[5]	$9.92	$0.06	$4.34	$4.40	$(0.04)	$(0.22)		$(0.26)	$14.06
2020[5]	$10.48	$0.08	$(0.50)	$(0.42)	$(0.11)	$(0.03)		$(0.14)	$9.92
2019[5]	$10.25	$0.12	$0.24	$0.36	$(0.10)	$(0.03)		$(0.13)	$10.48
2018[8]	$10.00	$0.05	$0.20	$0.25	$—	$—		$—	$10.25
Global Equity Fund
2022[5]	$17.11	$0.05	$1.82	$1.87	$(0.05)	$(0.64)		$(0.69)	$18.29
2021[5]	$11.66	$0.05	$5.52	$5.57	$(0.06)	$(0.06)		$(0.12)	$17.11
2020[5]	$12.74	$0.08	$(0.62)	$(0.54)	$(0.13)	$(0.41)		$(0.54)	$11.66
2019	$11.60	$0.11	$1.15	$1.26	$(0.09)	$(0.03)		$(0.12)	$12.74
2018[9]	$10.00	$0.08	$1.55	$1.63	$(0.03)	$—		$(0.03)	$11.60
U.S. Equity Long-Term Quality Fund
2022[5]	$13.95	$0.05	$2.13	$2.18	$(0.06)	$(0.13)		$(0.19)	$15.94
2021[5]	$9.28	$0.06	$4.79	$4.85	$(0.05)	$(0.13)		$(0.18)	$13.95
2020[5,10]	$10.00	$0.04	$(0.73)	$(0.69)	$(0.03)	$(0.00	)11	$(0.03)	$9.28

[1]	Based on net asset value as of end of period date.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]	Per share calculations are based on average shares outstanding throughout the period.
[6]	Reflects operations for the period from June 1, 2017 to March 31, 2018. Effective as of the close of business on February 27, 2018 the fiscal year end was changed from May 31st to March 31st.
[7]	Reflects operations for the fiscal year from June 1st through May 31st.
[8]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.
[9]	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.
[10]	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.
[11]	Less than $0.01 per share.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Institutional Class – Continued

For a Share Outstanding Throughout the Period

Period Ended March 31	Total return[1,2]	Gross Expenses[3]	Net Expenses[3,4]	Net investment income (loss)[3,4]	Net assets, end of period (000 omitted)	Portfolio turnover rate[2]
Small/Mid-Cap Growth Fund
2022[5]	2.85%	1.15%	1.05%	(0.30)%	$123,419	24%
2021[5]	100.06%	1.16%	1.05%	(0.53)%	$149,608	53%
2020[5]	(15.16)%	1.11%	1.05%	(0.45)%	$108,356	38%
2019	2.81%	1.11%	1.05%	(0.49)%	$190,348	50%
2018[6]	19.49%	1.20%	1.05%	(0.49)%	$276,627	34%
2017[7]	15.80%	1.19%	1.05%	(0.48)%	$292,697	55%
International Equity Fund
2022[5]	5.16%	1.24%	1.00%	0.52%	$217,664	2%
2021[5]	44.43%	1.30%	1.00%	0.44%	$160,421	12%
2020[5]	(4.23)%	1.31%	1.00%	0.69%	$79,543	8%
2019[5]	3.72%	1.48%	1.00%	1.21%	$45,193	38%
2018[8]	2.50%	1.63%	1.00%	2.67%	$4,424	38%
Global Equity Fund
2022[5]	10.58%	1.70%	0.90%	0.26%	$31,172	25%
2021[5]	47.78%	2.05%	0.90%	0.35%	$26,361	16%
2020[5]	(4.97)%	2.14%	0.90%	0.60%	$15,613	45%
2019	11.07%	3.34%	0.90%	0.96%	$12,478	28%
2018[9]	16.30%	8.17%	0.90%	1.04%	$11,461	51%
U.S. Equity Long-Term Quality Fund
2022[5]	15.49%	0.88%	0.75%	0.33%	$97,068	10%
2021[5]	52.48%	1.04%	0.75%	0.48%	$81,645	8%
2020[5,10]	(6.91)%	1.48%	0.75%	0.73%	$43,299	6%

[1]	Based on net asset value as of end of period date.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]	Per share calculations are based on average shares outstanding throughout the period.
[6]	Reflects operations for the period from June 1, 2017 to March 31, 2018. Effective as of the close of business on February 27, 2018 the fiscal year end was changed from May 31st to March 31st.
[7]	Reflects operations for the fiscal year from June 1st through May 31st.
[8]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.
[9]	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.
[10]	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.
[11]	Less than $0.01 per share.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Z Class

For a Share Outstanding Throughout the Period

Period Ended March 31	Net asset value, beginning of period	Net investment income (loss) value	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period
International Equity Fund
2022[5]	$14.12	$0.11	$0.66	$0.77	$(0.10)	$(0.02)	$(0.12)	$14.77
2021[5]	$9.96	$0.08	$4.36	$4.44	$(0.06)	$(0.22)	$(0.28)	$14.12
2020[5]	$10.52	$0.10	$(0.51)	$(0.41)	$(0.12)	$(0.03)	$(0.15)	$9.96
2019[5]	$10.26	$0.13	$0.26	$0.39	$(0.10)	$(0.03)	$(0.13)	$10.52
2018[6]	$10.00	$0.04	$0.22	$0.26	$—	$—	$—	$10.26

[1]	Based on net asset value as of end of period date.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]	Per share calculations are based on average shares outstanding throughout the period.
[6]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Z Class – Continued

For a Share Outstanding Throughout the Period

Period Ended March 31	Total return[1,2]	Gross Expenses[3]	Net Expenses[3,4]	Net investment income (loss)[3,4]	Net assets, end of period (000 omitted)	Portfolio turnover rate[2]
International Equity Fund
2022[5]	5.39%	1.24%	0.80%	0.72%	$43,451	2%
2021[5]	44.65%	1.30%	0.80%	0.64%	$41,229	12%
2020[5]	(4.07)%	1.31%	0.80%	0.89%	$45,405	8%
2019[5]	4.02%	1.48%	0.80%	1.23%	$57,026	38%
2018[6]	2.60%	1.63%	0.80%	0.88%	$74,465	38%

[1]	Based on net asset value as of end of period date.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 2 and Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]	Per share calculations are based on average shares outstanding throughout the period.
[6]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2022

1. Organization

The Fiera Capital Series Trust (the “Trust”) was organized on December 8, 2016, as a statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. As of the close of business on March 31, 2022, the Trust consisted of four series: Fiera Capital Small/Mid-Cap Growth Fund (the “Small/Mid-Cap Growth Fund”), Fiera Capital International Equity Fund (the “International Equity Fund”), Fiera Capital Global Equity Fund (the “Global Equity Fund”), and Fiera Capital U.S. Equity Long-Term Quality Fund (the “U.S. Equity Long-Term Quality Fund”) (each a “Fund” and collectively the “Funds”). Inception dates displayed throughout this report represent the beginning performance measurement date by which the original NAV (“Net Asset Value”) was used for subscription placement. The funds’/class’ commencement of investment operations date began on the business day following the inception date.

Small/Mid-Cap Growth Fund – The investment objective of the Small/Mid-Cap Growth Fund is to achieve long-term capital growth. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks of companies believed to be small- and mid-cap growth-oriented companies that are selected for their long-term capital appreciation potential and which the Adviser expects to grow faster than the U.S. economy. The Fund considers an issuer to be a small- or mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell 2500 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund’s inception date was June 29, 2012.

International Equity Fund – The investment objective of the International Equity Fund is to achieve capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of international equities. Under normal market conditions, the International Equity Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies located in at least three countries other than the U.S, including emerging market countries. For these purposes, a company is considered located in a country outside the United States if: (i) the company’s securities are principally traded on such country’s exchange or (ii) the company’s securities are included in the MSCI World Ex-US Index. In addition, the Fund considers countries represented in the MSCI Emerging Markets Index to be emerging market countries. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was September 29, 2017.

Global Equity Fund – The investment objective of the Global Equity Fund is to achieve capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of global equities. Under normal market conditions, the Global Equity Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purpose) in equity securities. Equity securities include common stock, preferred stock, convertible securities and depositary receipts. Under normal market conditions, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or that have securities that trade in the form of depositary receipts, or companies that have formed under the laws of non-U.S. countries. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was April 28, 2017.

U.S. Equity Long-Term Quality Fund – The investment objective of the U.S. Equity Long-Term Quality Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing substantially in a portfolio of U.S. equities. The Fund seeks to invest in what the Fund believes are quality companies, i.e., companies that the Fund considers to have, among other things, an ability to generate an elevated level of return on invested capital significantly above the cost of capital. Under normal market conditions, the U.S. Equity Long-Term Quality Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purpose) in equity securities located in the United States. For these purposes, a company is considered located in the United States if: (i) the company’s securities are principally traded on a U.S. securities exchange or (ii) the company is organized in the United States. Equity securities include common stock, preferred stock, convertible debt securities and depositary receipts. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was September 30, 2019.

Fiera Capital Inc. (the “Adviser”) serves as the investment adviser of the Funds. The Board of Trustees of the Trust (the “Board”) has the overall responsibility for monitoring the operations of the Trust and the Funds, including the Adviser.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2022

2. Significant Accounting Policies

The Funds are investment companies; as such, these financial statements have applied the guidance set forth in the Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies. The policies are in conformity with the United States Generally Accepted Accounting Principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Expenses – Expenses are accrued daily. Non-class specific expenses are allocated daily to each class of Shares based on the total Shares outstanding without distinction between Share classes. Expenses attributable to a particular class of Shares are allocated directly to that class. Expenses are subject to the Funds’ respective Expense Limitation Agreements (See Note 4).

Investment Valuation – Each Fund’s securities are generally valued at current market prices. Domestic exchange traded equity securities (other than those that trade on NASDAQ) are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00 p.m. New York time adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of each Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value as determined in good faith by the Adviser, pursuant to policies adopted by the Board and under the supervision of the Board. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. The Funds do not separately isolate the foreign currency translation for investments, and as such, any impact of foreign exchange is recorded through net realized and unrealized gain (loss) on investments and foreign currency.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, the security must be valued at fair value (the amount which a Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Board (“Fair Value Pricing”). The Board has delegated to its Valuation Committee all Fair Value Pricing determinations, subject to Board approval or ratification of appropriate fair value pricing methodologies, and has delegated to the Funds’ Adviser the responsibility for reviewing market prices and recommending to the Valuation Committee proposed Fair Value Pricing determinations.

Any debt securities (other than convertible securities) are valued in accordance with the procedures described above which, with respect to these securities, may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less may, absent unusual circumstances, be valued at amortized cost.

If, in the view of the Adviser, the bid price of a debt security (or ask price in the case of any such security held short), or the bid, ask, or price of any other type of security, does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. New York time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined, prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before each Fund calculates its net asset value per share but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market- specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Funds or their liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2022

valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds have retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate fair value.

GAAP defines fair value by establishing a three-tier framework for measuring fair value based on a hierarchy of inputs and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and each Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active).

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Funds’ investments, used to value the Funds’ assets and liabilities as of March 31, 2022:

	Small/Mid-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$120,028,946	$—	$—	$120,028,946
Total	$120,028,946	$—	$—	$120,028,946

	International Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$7,550,092	$—	$7,550,092
Canada	10,112,412	—	—	10,112,412
Denmark	—	17,471,856	—	17,471,856
France	—	34,885,678	—	34,885,678
Germany	—	9,248,723	—	9,248,723
India	6,060,876	—	—	6,060,876
Japan	—	26,017,896	—	26,017,896
Sweden	—	3,203,305	—	3,203,305
Switzerland	—	52,387,270	—	52,387,270
Taiwan	16,664,710	—	—	16,664,710
United Kingdom	—	64,008,346	—	64,008,346
United States	13,077,359	—	—	13,077,359
Total	$45,915,357	$214,773,166	$—	$260,688,523

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2022

	Global Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
France	$—	$910,049	$—	$910,049
India	573,190	—	—	573,190
Japan	—	993,251	—	993,251
Switzerland	—	3,341,673	—	3,341,673
Taiwan	1,424,504	—	—	1,424,504
United Kingdom	—	3,154,293	—	3,154,293
United States	21,712,063	—	—	21,712,063
Total	$23,709,757	$8,399,266	$—	$32,109,023

	U.S Equity Long-Term Quality Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$96,939,579	$—	$—	$96,939,579
Total	$96,939,579	$—	$—	$96,939,579

*	All sub-categories represent an entire Level 1 evaluation status.

As of March 31, 2022, the Funds did not hold any Level 3 securities.

Investment Transactions and Investment Income – Investment transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date. Income is allocated daily to each class of Shares based on the value of total Shares outstanding of each class.

Distributions to shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, foreign currency gains and losses, non-deductible offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of Shares based on the value of total Shares outstanding of each class without distinction between Share classes. Expenses attributable to a particular class of Shares, such as distribution fees, are allocated directly to that class.

Federal and Other Taxes – Each Fund intends to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

Management has evaluated all tax positions taken or expected to be taken by the Funds to determine whether each tax position is more likely than not (i.e. greater than 50%) to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions that do not meet the more likely than not threshold will result in the Fund recording an unrecognized tax benefit. If the Funds were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. No interest expense or penalties have been recognized for the fiscal year ended March 31, 2022. Management of the Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2022

significantly change in the next twelve months. Management has determined that the Funds have not taken any tax positions which do not meet the more likely than not threshold and as such, no liabilities related to uncertain tax positions have been reflected in the Funds’ financial statements.

The Funds’ U.S. Federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. For Small/Mid-Cap Growth, International Equity and Global Equity Funds, 2019 – 2022 fiscal years are open to examination as of March 31, 2022. For U.S. Equity Long- Term Quality Fund, fiscal years 2020 - 2022 are open to examination as of March 31, 2022.

Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

Distribution Plan – Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Board of Trustees of the Trust has approved, and each Fund has adopted a distribution plan which allows the Funds to pay distribution fees for the sale and distribution of Investor Class shares of each Fund. Shareholders holding Investor Class shares will pay distribution fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to Investor Class Shares. For the fiscal year ended March 31, 2022, distribution fees amounted to $261, $4,432, $2,840, and $42 for the Investor Class Shares of the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund, respectively. Institutional and Z Class shares do not pay distribution fees.

Shareholder Servicing Fees – The Funds have certain arrangements in place to compensate financial intermediaries, including the Adviser or its affiliates, that hold Fund shares through networked and omnibus accounts, for services that they provide to Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel, and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected to exceed 0.25% of the average aggregate value of the respective Fund’s shares. For the fiscal year ended March 31, 2022, shareholder servicing fees amounted to $4,432, $505,139, and $113,827 for the Investor, Institutional, and Z Class Shares, respectively, of the International Equity Fund. The Small/Mid-Cap Growth Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund do not currently pay shareholder servicing fees.

Effective on July 29, 2019, the Adviser voluntarily agreed to waive a portion of the Shareholder Servicing Fee for each class of the International Equity Fund so that the Shareholder Servicing Fee does not exceed 0.20% of each class. This voluntary waiver is implemented as part of (and not in addition to) the Adviser’s application of the Expense Limitation and is not subject to recoupment. The amount of the voluntary waivers as of March 31, 2022 of Shareholder Servicing Fees were $887, $101,073, and $113,828 in the Investor, Institutional, and Z classes of shares, respectively.

Foreign Securities Risk – Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. To the extent that each Fund concentrates its investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Foreign Currency Translation Risk – The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted by WM/ Reuters FX benchmark prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2022

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

COVID-19 Risk – Certain impacts to public health conditions particular to the coronavirus (COVID-19) may have a significant negative impact on the operations and profitability of the Funds’ investments. The extent of the impact to the financial performance of the Funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories resulting from COVID-19, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Emerging Market Securities Risk – Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Small- and Mid-Cap Company Securities Risk – Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

3. Investment Advisory Agreement

The Trust, on behalf of each Fund, has entered into Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser, pursuant to which the Adviser is responsible for developing, implementing and supervising the Funds’ investment programs and providing day-to-day management services to the Funds. The Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund pay the Adviser a monthly fee in arrears that accrues daily at an annual rate of 0.90%, 0.80%, 0.80%, and 0.55% of the average daily net assets of each Fund, respectively. For the fiscal year ended March 31, 2022, the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund incurred $1,314,239, $1,994,874, $250,437, and $522,960 in investment advisory fees, respectively.

The Adviser is under common control with Fiera Capital Corporation, which also manages other vehicles and accounts in accordance with an investment strategy that may be substantially similar to that of the Funds. From time to time the Adviser may engage its investment advisory affiliates around the world, including Fiera Capital Corporation (“Participating Affiliates”) to provide a variety of services such as, investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Adviser, including the Funds. This Participating Affiliate provides services to the Adviser pursuant to personnel-sharing or similar inter-company arrangements.

Certain Officers and Trustees of the Trust are also Officers of the Adviser.

On January 24, 2022, shareholders of the Global Equity Fund, International Equity Fund, and U.S. Equity Long-Term Quality Fund (collectively, the “Sub-Advised Funds”) approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and StonePine Asset Management Inc. (“StonePine”). Under the terms of the Sub-Advisory Agreement, StonePine provides sub-advisory services to each of the Sub-Advised Funds. The Adviser has agreed to pay, from its own management fee, an amount equal to 0.336% of the average daily net assets to StonePine for each of the Global Equity Fund and International Equity Fund and 0.231% for the U.S. Equity Long-Term Quality Fund.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2022

4. Expense Limitation and Other Reimbursement Agreements

The Adviser and the Funds have entered into expense limitation and reimbursement agreements (each an “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Funds (including organization and offering expenses, but excluding taxes, interest, brokerage commissions and extraordinary expenses of each Fund and any other expenses, the exclusion of which is specifically set forth in each Fund’s prospectus and which may from time to time, be deemed appropriate as an excludable expense and specifically approved by the Board), to the extent necessary to limit the ordinary operating expenses of the Funds from exceeding the amounts for the periods set forth below.

In consideration of the Adviser’s agreement to limit each Fund’s expenses, the Adviser may recoup amounts waived or reimbursed for a period not to exceed three years from the time in which they were waived or reimbursed. Recoupment will be made only to the extent it does not cause a Fund’s ordinary operating expenses to exceed: (1) the expense limitation in effect at the time the expense was paid or absorbed; and (2) the expense limitation in effect at the time of recapture. The Expense Limitation Agreement will remain in effect for each Fund through the date specified below, unless sooner terminated at the sole discretion of the Board, but in no case will the Expense Limitation Agreement be terminated prior to one year from the date of the Prospectus filed with the Securities and Exchange Commission (the “SEC”).

	Expense Limitation Agreement
Fund	Investor Class	Institutional Class	Z Class	Expense Limitation Agreement Expiration Date
Small/Mid-Cap Growth Fund	1.30%	1.05%	—	October 31, 2022
International Equity Fund	1.25%	1.00%	0.80%	October 31, 2022
Global Equity Fund	1.15%	0.90%	—	October 31, 2022
U.S. Equity Long-Term Quality Fund	1.00%	0.75%	—	October 31, 2022

For the fiscal year ended March 31, 2022, expenses in the amounts of $119,070, $470,476, $247,857, and $125,108 were contractually reimbursed according to the terms of the Expense Limitation Agreement to the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund, respectively. As it relates to the International Equity Fund these reimbursements are in addition to the reimbursements discussed in the Shareholder Servicing Fees section in Note 2 of these financial statements. No expenses that were contractually reimbursed accordingly to the Expense Limitation Agreement were recouped during the fiscal year March 31, 2022.

As of March 31, 2022, the Adviser may seek recoupment for previously waived or reimbursed investment advisory fee reductions, subject to the limitations noted above, no later than the dates and in no greater amounts than as outlined below:

Fund	Date of Expiration March 31, 2023	Date of Expiration March 31, 2024	Date of Expiration March 31, 2025
Small/Mid-Cap Growth Fund	$110,249	$103,466	$119,070
International Equity Fund	302,303	383,397	470,476
Global Equity Fund	203,559	238,179	247,857
U.S. Equity Long-Term Quality Fund	109,222	182,817	125,108

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2022

The terms of the Custody Agreement between the Trust and UMB Bank, N.A. (“UMB Bank”) and the Administration and Fund Accounting Agreement and the Transfer Agency Agreement between the Trust and UMB Fund Services, Inc. (“UMBFS”) stipulate a contractual waiver of fees for certain funds within the Trust. The Funds contractually defined to be eligible for the fee waivers are the Small/Mid-Cap Growth Fund, International Equity Fund, and Global Equity Fund. Neither UMB Bank nor UMBFS may seek recoupment from the Trust for contractually waived fees. For the fiscal year ended March 31, 2022, fees were waived for each fund as outlined below:

Fund	Fund Accounting and Fund Administration Fees	Custody Fees
Small/Mid-Cap Growth Fund	$24,152	$3,447
International Equity Fund	5,880	3,729
Global Equity Fund	—	1,526

5. Investment Transactions

Purchases and sales of securities by each Fund, excluding short-term investments, for the fiscal year ended March 31, 2022 were as follows:

Fund	Purchases	Sales
Small/Mid-Cap Growth Fund	$34,122,948	$66,895,578
International Equity Fund	57,570,891	3,802,428
Global Equity Fund	10,500,256	7,775,592
U.S. Equity Long-Term Quality Fund	12,150,284	9,403,365

6. Federal Income Tax Information

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next fiscal year if the Fund so elects. As of March 31, 2022, the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund had $0, $368,581, $0 and $0, respectively, of post-October capital losses which are deferred until the next fiscal year for tax purposes.

At March 31, 2022, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Cost of investments	$85,429,012	$201,989,538	$24,273,264	$61,871,976
Gross unrealized appreciation	$40,372,939	$65,549,905	$8,939,320	$35,870,718
Gross unrealized depreciation	(5,773,005)	(6,850,920)	(1,103,561)	(803,115)
Net unrealized appreciation on investments	$34,599,934	$58,698,985	$7,835,759	$35,067,603

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2022

The tax basis of the components of distributable net earnings (deficit) at March 31, 2022 were as follows:

	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Undistributed Ordinary Income	$1,125,818	$583,721	$41,975	$62,349
Undistributed Long-Term Capital Gains	9,634,284	—	1,357,358	2,085,354
Tax accumulated earnings	10,760,102	583,721	1,399,333	2,147,703
Accumulated Capital and Other Losses		(368,581)
Unrealized Appreciation/(Depreciation)	34,599,934	58,698,985	7,835,759	35,067,603
Foreign currency translations	—	11,530	385	—

Distributable net earnings	$45,360,036	$58,925,655	$9,235,477	$37,215,306

The tax character of distributions paid during the fiscal year ended March 31, 2022 and March 31, 2021 for Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and for U.S. Equity Long-Term Quality Fund were as follows:

	Small/Mid-Cap Growth Fund		International Equity Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Ordinary Income	$2,197,147	$3,067,772	$1,269,274	$615,763
Long-Term Capital Gain	$13,625,991	$23,207,325	$392,279	$2,932,556

	Global Equity Fund		U.S. Equity Long-Term Quality Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Ordinary Income	$95,487	$86,915	$330,223	$543,850
Long-Term Capital Gain	$951,724	$90,299	$762,734	$472,845

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings/(losses) as follows:

	Increase (Decrease)
	Paid in Capital	Total Distributable Earnings (Loss)
Small/Mid-Cap Growth Fund	$3,301,900	$(3,301,900)
International Equity Fund	$—	$—
Global Equity Fund	$—	$—
U.S. Equity Long-Term Quality Fund	$393,369	$(393,369)

7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience of the Adviser, the Funds expect the risk of loss to be remote.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2022

8. Officers and Trustees

Each Independent Trustee receives an annual retainer of $65,000 by the Trust (they are also reimbursed for travel-related expenses). In addition, the Audit Committee Chair is also paid an annual retainer of $5,000 by the Trust. No “interested persons” who serves as Trustee of the Funds received any compensation for their services as Trustee.

9. Subsequent Events

Management of the Funds has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Fiera Capital Series Trust Report of the Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Fiera Capital Series Trust and Shareholders of Fiera Capital Small/Mid-Cap Growth Fund, Fiera Capital International Equity Fund, Fiera Capital Global Equity Fund, and Fiera Capital U.S. Equity Long-Term Quality Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fiera Capital Series Trust, comprising Fiera Capital Small/Mid-Cap Growth Fund, Fiera Capital International Equity Fund, Fiera Capital Global Equity Fund, and Fiera Capital U.S. Equity Long-Term Quality Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2022, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds listed above constituting Fiera Capital Series Trust as of March 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Comprising the Fiera Capital Series Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Fiera Capital Small/Mid-Cap Growth Fund	For the year ended March 31, 2022	For the two years in the period ended March 31, 2022	For the four years in the period ended March 31, 2022 and the period from June 1, 2017 through March 31, 2018
Fiera Capital International Equity Fund	For the year ended March 31, 2022	For the two years in the period ended March 31, 2022	For the four years in the period ended March 31, 2022 and period from September 29, 2017 (inception date) through March 31, 2018
Fiera Capital Global Equity Fund	For the year ended March 31, 2022	For the two years in the period ended March 31, 2022	For the four years in the period ended March 31, 2022 and period from April 28, 2017 (inception date) through March 31, 2018
Fiera Capital U.S. Equity Long-Term Quality Fund	For the year ended March 31, 2022	For the two years in the period ended March 31, 2022	For the two years in the period ended March 31, 2022 and for the period from September 30, 2019 (inception date) to March 31, 2020

The financial highlights for the year in the period ended May 31, 2017 for the Fiera Capital Small/Mid-Cap Fund were audited by other auditors whose report, dated July 27, 2017, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of

Fiera Capital Series Trust Report of the Independent Registered Public Accounting Firm

their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin
May 27, 2022

We have served as the auditor of one or more Fiera Capital affiliated investment companies since 2015.

Fiera Capital Series Trust Expense Example March 31, 2022 (Unaudited)

For the six months ended March 31, 2022

As a shareholder of the Fund, you incur ongoing costs, which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended March 31, 2022 (10/1/21 – 3/31/22).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund		Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period 10/1/21 - 3/31/22 (1)
Small/Mid-Cap Growth Fund
Institutional Class	Actual	$ 1,000.00	$ 995.90	1.05%	$ 5.22
	Hypothetical (5% return before expenses)	1,000.00	1,019.73	1.05%	5.29
Investor Class	Actual	1,000.00	994.90	1.30%	6.47
	Hypothetical (5% return before expenses)	1,000.00	1,018.43	1.30%	6.54
International Equity Fund
Institutional Class	Actual	1,000.00	963.30	1.00%	4.89
	Hypothetical (5% return before expenses)	1,000.00	1,019.93	1.00%	5.04
Investor Class	Actual	1,000.00	962.20	1.25%	6.12
	Hypothetical (5% return before expenses)	1,000.00	1,018.73	1.25%	6.29
Z Class	Actual	1,000.00	963.80	0.80%	3.92
	Hypothetical (5% return before expenses)	1,000.00	1,020.93	0.80%	4.03

Fiera Capital Series Trust Expense Example – Continued March 31, 2022 (Unaudited)

Fund		Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period 10/1/21 - 3/31/22 (1)
Global Equity Fund
Institutional Class	Actual	1,000.00	995.30	0.90%	4.48
	Hypothetical (5% return before expenses)	1,000.00	1,020.43	0.90%	4.53
Investor Class	Actual	1,000.00	994.80	1.15%	5.72
	Hypothetical (5% return before expenses)	1,000.00	1,019.23	1.15%	5.79
U.S. Equity Long-Term Quality Fund
Institutional Class	Actual	1,000.00	1,028.80	0.75%	3.79
	Hypothetical (5% return before expenses)	1,000.00	1,021.23	0.75%	3.78
Investor Class	Actual	1,000.00	1,027.50	1.00%	5.05
	Hypothetical (5% return before expenses)	1,000.00	1,020.00	1.00%	5.04

(1)

Expenses are equal to the Funds’ annualized expense ratios for the period October 1, 2021 through March 31, 2022, multiplied by the average account value over the period and multiplied by 182/365 (to reflect the one-half year period).

Fiera Capital Series Trust Additional Information March 31, 2022 (Unaudited)

Trustees and Officers Information

Information regarding each of the Trustees and officers of the Trust, including their principal occupations during the past five years, is set forth below. The business address of each Trustee and officer is c/o Fiera Capital Inc., 375 Park Avenue, 8th Floor, New York, New York 10152.

Name, Age, and Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Disinterested Trustees
Gerald Hellerman, 84 Trustee	Indefinite/ Since Inception

Mr. Hellerman owned and served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, from the firm’s inception in 1993 until it ceased operations in 2013. Mr. Hellerman currently serves as a director and member of the audit committee of The Swiss Helvetia Fund, Inc., a trustee and chair of the audit committee of High Income Securities Fund, as a director for The Mexico Equity and Income Fund, Inc. and for the Special Opportunities Fund, Inc. Mr. Hellerman was previously chair of the audit committee of MVC Capital, Inc., a Trustee of Crossroads Liquidating Trust (formerly BDCA Venture, Inc.), and director and chairman of the audit committee of Emergent Capital, Inc. (formerly known as Imperial Holdings, Inc.)

			4	See Principal Occupation During Past 5 Years column.
Kevin Mirabile, 60 Trustee	Indefinite/ Since Inception	Mr. Mirabile is currently a Clinical Associate Professor of Finance and Business Economics at Fordham University., (2007-Present). He previously served as a Principal at Morgan Stanley (1986-1995), a senior Executive Director at Daiwa Securities (1995-1998), a Managing Director at Barclays Capital (1998-2004) and as Chief Operating Officer at Larch Lane Advisors (2008-2011). He graduated from S.U.N.Y. Albany in 1983, is a CPA, and has a doctorate in finance and economics from PACE University (2013).	4	None

Fiera Capital Series Trust Additional Information – Continued March 31, 2022 (Unaudited)

Name, Age, and Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Disinterested Trustees - Continued
Corey Dillon, 52 Trustee	Indefinite/ Since August 15, 2018	Mr. Dillon co-founded Benefitness Partners, a Denver-based provider of corporate wellness programs, in 2015, and served as the Firm’s CEO through 2021. He was previously Senior Vice President and Director of Advisory Services for ALPS, a DST Company (2007-2015), and served as Vice President and Director at Janus Capital Group (1993-2006).	4	None
Officers Who are Not Trustees
Michael Quigley, 60 Chief Executive Officer	Indefinite/ Since July 24, 2020

Mr. Quigley currently serves as Executive Vice President and Global Head of Institutional Markets and Managing Partner – Boston of Fiera Capital Corporation (2020 to present). He previously served as Executive Vice President, Head of Institutional Markets – Canada at Fiera Capital Corporation (2019-2020), and National Lead Business Development at RBC Global Asset Management (2013-2019).

			N/A	N/A
Nadeem Siddiqui, 54 Chief Financial Officer***	Indefinite/ Since May 10, 2022

Mr. Siddiqui serves as Vice President and Head of Finance, Americas, of Fiera Capital Inc. (2021-Present). Prior to joining Fiera Capital Inc., he served as Executive Director and Finance and Business Controller at Barclays Bank (2010-2020) and Management Consultant at Boston Consulting Group (2020-2021).

			N/A	N/A
Jack Huntington, 51 Chief Compliance Officer	Indefinite/ Since May 20, 2020	Mr. Huntington currently serves as Director and Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC (October 2015 to present).	N/A	N/A

*	Trustee who is an “interested person” (as defined by the 1940 Act) of the Funds because of his affiliation with the Adviser and its affiliates.

**	The Trustees serve on the Board of Trustees for terms of indefinite duration.

***	Following Dominic Grimard’s departure, Nadeem Siddiqui has been appointed as the Chief Financial Officer of Fiera Capital Series Trust effective May 10, 2022.

Fiera Capital Series Trust Additional Information – Continued March 31, 2022 (Unaudited)

Proxy Voting – For a description of the policies and procedures that each Fund use to determine how to vote proxies relating to portfolio securities, please call (toll-free) 1-855-771-7119 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at https://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, upon request, by calling (toll-free) 1-855-771-7119 or by accessing the website of the Securities and Exchange Commission at https://www.sec.gov.

Disclosure of Portfolio Holdings – Each Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT is available on the website of the Securities and Exchange Commission at https://www.sec.gov.

Results of the Special Meetings of Shareholders – A special meeting of shareholders of the Fiera Capital Global Equity Fund, Fiera Capital International Equity Fund, and Fiera Capital U.S. Equity Long-Term Quality Fund was held on January 24, 2022. The matters voted on by the shareholders of record as of December 1, 2021 and the results of the vote at the shareholder meeting held January 24, 2022 are as follows:

To approve a new sub-advisory agreement between the Funds’ investment adviser, Fiera Capital Inc., and StonePine Asset Management Inc. to which StonePine Asset Management Inc. will serve as sub-adviser to each Fund.

	Affirmative	Against	Abstain
Fiera Capital Global Equity Fund	758,398	0	755,857
Fiera Capital International Equity Fund	11,440,680	0	5,185,249
Fiera Capital U.S. Equity Long-Term Quality Fund	3,532,427	0	2,342,562

A special meeting of shareholders of the Fiera Capital Emerging Markets Fund was held on July 7, 2021. The matters voted on by the shareholders of record as of May 7, 2021 and the results of the vote at the shareholder meeting held July 7, 2021 are as follows:

To approve an Agreement and Plan of Reorganization between Sunbridge Capital Partners LLC, and Fiera Capital Series Trust, on behalf of Fiera Capital Emerging Markets Fund.

	Affirmative	Against	Abstain
Fiera Capital Emerging Markets Fund	6,087,573	3,507	13,048

Tax Information

Corporate Dividends Received Deduction

For the year ended March 31, 2022, the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund respectively, had 80.93%, 0%, 100% and 100% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended March 31, 2022, the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund, respectively, had 88.15%, 100%, 100% and 100% of dividends paid from net investment income, designated as qualified dividend income.

Fiera Capital Series Trust Additional Information – Continued March 31, 2022 (Unaudited)

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the International Equity Fund designates $1,708,057 of income derived from foreign sources and $337,753 of foreign taxes paid for the period ended March 31, 2022.

Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the year ended March 31, 2022, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Equity Fund	$0.0954	$0.0189

Long-Term Capital Gains Designation

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund hereby designates $13,625,991, $392,279, $951,724 and $762,734, respectively, as long-term capital gains distributed during the year ended March 31, 2022. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%.

Fiera Capital Series Trust Approval of Investment Advisory and Sub-Advisory Agreements March 31, 2022 (Unaudited)

Renewal of Investment Advisory Agreements

At a meeting held on February 8, 2022, the Board of Fiera Capital Global Equity Fund (the “Global Fund”), Fiera Capital International Equity Fund (the “International Fund”), Fiera Capital U.S. Equity Long-Term Quality Fund (the “U.S. Equity Fund”) and Fiera Capital Small/Mid-Cap Growth Fund (the “SMID Fund”), each a series of the Trust, approved the renewal of each of the investment advisory agreements (each, an “Advisory Agreement,” and collectively the “Advisory Agreements”) between the Trust, on behalf of each of the Global Fund, the International Fund, the U.S. Equity Fund and the SMID Fund (the “Funds”), respectively, and the Adviser, for an additional one-year period. Also, by a unanimous vote, the Independent Trustees separately voted to approve the renewal of each Advisory Agreement.

In considering whether to approve the renewal of the Advisory Agreements the Board reviewed various materials from the Adviser, which included: (i) information concerning the services provided or proposed to be provided to each of the Funds by the Adviser; (ii) the investment performance of each of the Funds and the Adviser, including comparative performance information; (iii) the fees and expenses of each of the Funds, including comparative expense information; (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services; (v) economies of scale (as applicable) and (vi) other benefits to the Adviser from its relationship with the Funds. In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding services provided to the Funds. The Trustees noted the importance of the Adviser having adequate resources and, in this regard, noted the Adviser’s significant assets under management. The Trustees also noted the financial strength of Fiera Capital Corporation, the Adviser’s parent company and its resources. The Trustees also took into account the Adviser’s representation that its current financial condition should enable it to continue to provide quality services to the Funds. The Board also discussed the acceptability of the terms of each Advisory Agreement, including the relatively broad scope of services required to be performed by the Adviser under each agreement. The Trustees noted that no changes were proposed to any of the terms of the Advisory Agreements. They also noted the wide array of legal and compliance services provided to the Funds. The Trustees noted further the Adviser’s representation that the COVID-19 pandemic had not had a material adverse impact on the Adviser’s operations. The Board also observed that the Adviser provides, at its own expense, facilities necessary for the operation of the Funds and it makes personnel available to serve as the senior officers of the Funds, including the Chief Executive Officer and the Chief Financial Officer.

In connection with the investment advisory services provided to the Funds, the Board discussed, in detail, with representatives of the Adviser, the management of the Funds’ investments in accordance with each Fund’s stated investment objective and policies, including the oversight of StonePine Asset Management Inc. (“StonePine”) as sub-adviser to each of the Global Fund, International Fund and U.S. Equity Fund. In addition, the Trustees observed with respect to the SMID Fund, that the SMID Fund is the successor to the APEXcm Small/Mid-Cap Growth Fund (the “Predecessor Fund”) and that the Adviser managed the Predecessor Fund prior to a reorganization with the SMID Fund that closed on February 12, 2018. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the applicable Advisory Agreement and that these services should be of high quality.

(b) Investment Performance of the Funds and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the performance of the Adviser for each Fund. In particular, the Trustees observed (i) with respect to: each of the Global Fund, the International Fund and the U.S. Equity Fund, each Fund’s outperformance of its benchmark for the one-year period, as well as for the period since its inception; and (ii) with respect to the SMID Fund, the Fund’s outperformance of its benchmark for the one-, three- and five-year periods. The Trustees further observed the Funds’ outperformance of their applicable peer group median for the one-year and since-inception periods.

(c) Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Funds

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreements. The Trustees also considered information showing a comparison of the advisory fees and expense ratios of each of the Funds compared with fees and expenses of other similarly managed open-end registered products, as well as fees of other accounts advised by the Adviser, which employ investment strategies similar to that of the Funds. The Trustees noted: (i) with respect to the International Fund and the Global

Fiera Capital Series Trust Approval of Investment Advisory and Sub-Advisory Agreements – Continued March 31, 2022 (Unaudited)

Fund, that each Fund’s management fee was slightly higher than its peer group median, but in each case within the range of peers, and that each Fund’s net expense ratio for Investor Class Shares ranked below its respective peer group median; (ii) with respect to the U.S. Equity Fund, that the Fund’s management fee approximated the peer group median for Investor Class Shares and that its net expense ratio for Investor Class Shares was below its peer group median and (iii) with respect to the SMID Fund, that although the Fund’s management fee was higher than the peer group median, it was within the range of peers, and that its expense ratio for Investor Class Shares was also within the range of peers. The Trustees recalled the amendment to the SMID Fund’s Advisory Agreement adopted in February 2020, which reduced the Fund’s management fee by 5 basis points. In addition, the Trustees observed the effect of the expense limitations agreed to by the Adviser on each Fund’s expense ratio, which were in place until October 2022 and which the Adviser indicated were expected to continue thereafter. Based on its review, the Board concluded that the level of the management fees for each Fund was fair and reasonable in light of the extent and quality of services that each Fund receives.

In reaching this conclusion, the Trustees also considered the profitability realized by the Adviser and its affiliates from the relationships with the Funds. The Trustees observed that the Adviser’s profitability from the Funds overall appeared not to be excessive.

(d) Other Benefits

The Trustees then considered the direct and indirect benefits to the Adviser and its affiliates from its relationship with the Funds, including the fees paid pursuant to the Advisory Agreements, the Funds’ Shareholder Service Agreement with the Adviser, as well as soft dollars. The Board concluded that the Funds would benefit from those services and that the benefits to the Adviser derived from these relationships seemed fair and reasonable.

(e) Economies of Scale

The Trustees then considered the economies of scale that might be realized by the Adviser as a Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Trustees observed that although each Fund’s advisory fee rate is currently not subject to a breakpoint, none of the Funds has achieved meaningful scale. However, the Trustees agreed to reconsider the matter should the Funds’ assets increase materially from their current levels.

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fees under each Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved the renewal of the Advisory Agreement for each Fund for an additional one-year period.

Approval of Sub-Advisory Agreement

At a meeting held on November 10, 2021 (the “Meeting”), the Board of Fiera Capital Global Equity Fund (the “Global Fund”), Fiera Capital International Equity Fund (the “International Fund”) and Fiera Capital U.S. Equity Long-Term Quality Fund (the “U.S. Equity Fund”, and collectively with the Global Fund and the International Fund, the “Sub-Advised Funds”), each a series of the Trust, approved the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Fiera Capital Inc. (“Fiera”), on behalf of each of the Sub-Advised Funds, respectively, and StonePine Asset Management Inc. (“StonePine”), for an initial two-year period. Also, by a unanimous vote, the Independent Trustees separately voted to approve the Sub-Advisory Agreement.

In determining to approve the Sub-Advisory Agreement, the Board considered and discussed responses to due diligence questionnaires provided by the Trust’s independent counsel (“Counsel”) to each of Fiera and StonePine, with respect to certain matters that Counsel believed relevant to the consideration of the approval of the Sub-Advisory Agreement under Section 15 of the 1940 Act, and responses to follow up questions that the Independent Trustees communicated to each of Fiera and StonePine through Counsel. The Independent Trustees had the opportunity to meet with Counsel remotely on more than one occasion, including during an executive session held on November 5, 2021, to discuss the responses to the due diligence questionnaires and follow up questions, and any additional concerns regarding the Appointment and the Sub-Advisory Agreement. At a meeting of the Board held on November 10, 2021, the Board, including all of the Independent Trustees, met with representatives of Fiera and StonePine and asked additional questions regarding the Appointment, including the motivation of each of Fiera and StonePine to enter into the Sub-Advisory Agreement, and the terms

Fiera Capital Series Trust Approval of Investment Advisory and Sub-Advisory Agreements – Continued March 31, 2022 (Unaudited)

of the Sub-Advisory Agreement. The Independent Trustees were satisfied with the answers they received to their questions posed at the Meeting. Thereafter, the Independent Trustees determined to appoint StonePine as the sub-adviser to each Sub-Advised Fund, and considered and approved the Sub-Advisory Agreement, subject to the Sub-Advisory Agreement’s approval by the shareholders of each Sub-Advised Fund.

(a) The Nature, Extent and Quality of Services Provided by the Sub-Adviser

The Independent Trustees considered the nature, extent and quality of services proposed to be provided to each Sub-Advised Fund under the Sub-Advisory Agreement. The Independent Trustees discussed the fact that the portfolio manager, who has been responsible for the day-to-day management of each Sub-Advised Fund’s portfolio since its inception, would continue to serve as the portfolio manager of each Sub-Advised Fund through his association with StonePine and will be supported by professionals currently servicing the Sub-Advised Funds, who will be personnel of StonePine, and that the investment manager, Fiera, will continue to maintain investment management oversight over each Sub-Advised Fund. Accordingly, the Independent Trustees concluded that the level of service should remain comparable to what is currently being provided. The Independent Trustees also considered that the Sub-Advised Funds would continue to be supported by Fiera’s infrastructure with respect to service, trading, operations, risk management, compliance and legal requirements, performance measurement, reporting and information technology. They also considered Fiera’s responsibility to oversee StonePine’s sub-advisory services. The Independent Trustees discussed the information presented at the Meeting and provided prior to the Meeting by Fiera and StonePine, including their oral assurances regarding StonePine’s financial wherewithal and overall capabilities to provide the sub-advisory services and materials provided by StonePine, including their pro forma balance sheet and operating budget, and representations that it is prepared to maintain sufficient capital to provide portfolio management services to the Sub-Advised Funds at the same level they currently receive. The Independent Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services proposed to be provided to each Sub-Advised Fund by StonePine under the proposed Sub-Advisory Agreement.

(b) Investment Performance of the Sub-Adviser

In considering whether to approve the Sub-Advisory Agreement, the Independent Trustees reviewed the investment performance over the past year and since-inception periods of each Sub-Advised Fund, and noted the solid performance of each Sub-Advised Fund under the Sub-Advised Fund’s current portfolio manager, who would remain the portfolio manager under the Sub-Advisory Agreement. Thus, the Independent Trustees concluded that the performance record of each Sub-Advised Fund supported the Board’s approval of the Sub-Advisory Agreement.

(c) Cost of the Services Provided and Profitability of the Sub-Adviser

In reviewing the anticipated fees and expenses for each Sub-Advised Fund, the Independent Trustees noted that the advisory fee would remain the same as the current advisory fee paid under the Trust’s advisory agreement with Fiera on behalf of each Sub-Advised Fund, as all fees earned by StonePine pursuant to the Sub-Advisory Agreement would be paid by Fiera from the advisory fees it earns from the Sub-Advised Funds. The Independent Trustees reviewed materials showing sub-advisory fee rates paid by peer funds of each of the Sub-Advised Funds, showing that the fee rates proposed to be paid to StonePine by Fiera for each Sub-Advised Fund were well within the range of peers. It was also observed the fee rates proposed to be paid to StonePine by Fiera were to be 42% of the fee rates paid to Fiera, which appeared to represent a fair allocation of fees in light of the services proposed to be provided by the respective parties. Based on the foregoing, the Independent Trustees noted that they believed that proposed sub-advisory fees to be paid to StonePine were fair and not unreasonable. The Independent Trustees also noted that the total annual operating expenses for each Sub-Advised Fund are not expected to change as a result of implementing the Sub-Advisory Agreement.

StonePine provided the Independent Trustees with a summary and analysis of StonePine’s capitalization and anticipated costs and pre-tax profitability with respect to the management of each Sub-Advised Fund for the first twelve-month and first twenty-four month periods. The Independent Trustees were satisfied with StonePine’s capitalization and its estimates regarding the level of profitability that it was seeking from managing each Sub-Advised Fund and that the projections were sufficient and appropriate to provide the necessary advisory services to each Sub-Advised Fund. The Independent Trustees concluded that StonePine’s projected profitability from its relationship with each Sub-Advised Fund, after taking into account a reasonable allocation of costs, was not excessive.

Fiera Capital Series Trust Approval of Investment Advisory and Sub-Advisory Agreements – Continued March 31, 2022 (Unaudited)

(d) Economies of Scale

Economies of scale was not a material factor in the Independent Trustees’ consideration of the proposed Sub-Advisory Agreement as the fees to be paid to StonePine are paid by Fiera and the Sub-Advised Fund’s fees and expenses are not anticipated to change due to the implementation of the Sub-Advisory Agreement.

(e) Other Benefits

The Independent Trustees considered that StonePine anticipated no other sources of income in connection with the Sub-Advisory Agreement with the Sub-Advised Funds.

Conclusion

The Independent Trustees, having requested and received such information from Fiera and StonePine as they believed reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and having been advised by Counsel that the Independent Trustees had appropriately considered and weighed all relevant factors, determined that approval of the Sub-Advisory Agreement was in the best interests of each Sub-Advised Fund and its shareholders. As such, on November 10, 2021, the Board, including the Independent Trustees voting separately, unanimously approved the proposed Sub-Advisory Agreement for each Sub-Advised Fund. In considering the approval of the Sub-Advisory Agreement, the Independent Trustees considered a variety of factors, including those discussed above, and also considered other factors, including that shareholders of any Sub-Advised Fund who do not wish to approve the Appointment may redeem their Sub-Advised Fund shares before the Appointment; and that the Appointment was recommended by Fiera. The Independent Trustees did not identify any one factor as determinative, and different Independent Trustees may have given different weight to different individual factors and related conclusions.

Fiera Capital Series Trust Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”) requires open-end registered investment companies, including exchange traded funds (“ETFs”), to establish written liquidity risk management programs. Rule 22e-4 (the “Liquidity Rule”) seeks to promote effective liquidity risk management, thereby reducing the risk that open-end funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

Consistent with the Liquidity Rule, the Fiera Capital Series Trust (the “Trust”) adopted a Liquidity Risk Management Program (“the Program”) on behalf of each series of the Trust. Fiera Capital, Inc. (the “Adviser”), acting through its Liquidity Risk Committee (the “Committee”), serves as the Program Administrator. The Committee is responsible for, among other things, adopting and administering the Program on behalf of the Adviser pursuant to Rule 22e-4. The Trust’s Board of Trustees (the “Board”) approved the Adviser acting through the Committee as the Program Administrator for the Program with the responsibilities set forth in the Program.

At a meeting of the Board held on November 10, 2021, the Adviser provided an annual written report to the Board to address the operation of the Program and assess its adequacy and the effectiveness of its implementation. The Adviser noted that, over the past year, the Adviser did not: 1) alter the classification of the liquidity of any Fund’s portfolio investments, 2) breach the 15% limitation on illiquid investments for any Fund, or 3) exceed the minimum threshold of any Fund causing the designation of such Fund as a Primarily Highly Liquid Fund (as defined in the Program) to be changed. The Adviser reported that the Adviser believes that the Program has been implemented effectively and continues to function adequately. The Adviser further reported that there have been no material changes to the Program since its most recent annual report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Fiera Capital Series Trust Privacy Notice

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of Fiera Capital Series Trust (the “Trust”) with respect to the collection, sharing and protection of non-public personal information of the Trust’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Trust. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Trust’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

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Board of Trustees

Corey Dillon
Gerald Hellerman
Kevin Mirabile

Investment Adviser

Fiera Capital, Inc.
375 Park Avenue, 8th Floor
New York, New York 10152

Dividend Paying Agent, Custodian, Transfer Agent

UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212

Distributor

Foreside Fund Services, LLC
3 Canal Plaza #100
Portland, ME 04101

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 East Wells Street, Suite 1400
Milwaukee, WI 53202

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Each Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Funds are not bank deposits, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in each Fund’s filings with the Securities and Exchange Commission. Each Fund undertakes no obligation to update any forward looking statement.

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, and principal accounting officer. During the period covered by this report, the Code was amended to cover the Registrant's current principal financial officer and principal accounting officer. There were no implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Gerald Hellerman. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the principal accountant during the Registrant’s last two fiscal years were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended March 31, 2022	$97,000
Fiscal year ended March 31, 2021	$118,500

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended March 31, 2022	$0
Fiscal year ended March 31, 2021	$0

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews, and tax agent services.

Fiscal year ended March 31, 2022	$23,740
Fiscal year ended March 31, 2021	$31,520

(d) All Other Fees.

Fiscal year ended March 31, 2022	None
Fiscal year ended March 31, 2021	None

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the fiscal year ended March 31, 2022, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits

(a) (1)	Code of Ethics. Filed herewith.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. Not applicable

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Fiera Capital Series Trust

By	/s/ Michael Quigley
Title	Michael Quigley, Principal Executive Officer

Date	06/06/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Quigley
Title	Michael Quigley, Principal Executive Officer

Date	06/06/2022

By	/s/ Nadeem Siddiqui
Title	Nadeem Siddiqui, Principal Financial Officer

Date	06/06/2022